April 30, 2003

Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.   20549

        Re:     Northeast Investors Growth Fund
                File No. 2-68483

Gentlemen:

        Enclosed for filing on behalf of Northeast Investors Growth Fund is a filing on Form N-1A comprising Post-Effective Amendment No. 28 to the Fund's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 30 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

        The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of said Rule 485.

                                                        Sincerely yours,



                                                        Thomas J. Kelly

Enclosures

Securities Act of 1933 Registration No. 2-68483

Investment Act of 1940 Registration No. 881-3079

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. _______ [ ]

Post-Effective Amendment No. 28 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 30 [X]

NORTHEAST INVESTORS GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

William A. Oates, Jr.
President
Northeast Investors Growth Fund
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esquire
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

It is proposed that the filing will become effective under Rule 485:

                  [ ] Immediately upon filing pursuant to paragraph (b), [X] On May 1, 2003 pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph (a)(1), [ ] On ____________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

                  If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.







                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston,Massachusetts 02109
                                  (800)225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS

                                   May 1,2003

This prospectus explains the investment objective,policies,strategies and risks associated with the Fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference. Like securities of all mutual funds,neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                             Page
FUND PROFILE ................................................. 2
 Investment Objectives ....................................... 2
 Principal Investment Strategies ............................. 2
 Principal Risks.............................................. 3
 Suitability.................................................. 3
 Performance.................................................. 4
FUND MANAGEMENT............................................... 5
INVESTOR EXPENSES............................................. 6
SHAREHOLDER INFORMATION....................................... 7
 General Information.......................................... 7
 Account Registrations........................................ 8
INVESTING..................................................... 8
 Buying Shares................................................ 8
 Investment Plans............................................ 10
 Selling Shares.............................................. 10
 Exchanging Shares........................................... 12
DIVIDENDS,CAPITAL GAINS AND
TAXES........................................................ 12
FUND POLICIES................................................ 14
FINANCIAL HIGHLIGHTS......................................... 15

Fund Profile

Investment Objectives
The Fund's objective is to produce long-term growth for its shareholders. Principal Investment Strategies The Fund maintains a flexible investment policy which primarily targets common stocks of large companies who are established leaders in their industries with histories of consistent earnings growth.The Fund emphasizes well-known companies which it believes to have strong management and solid financial fundamentals. These companies offer the potential for accelerated earnings and revenue growth. For this reason, stocks of these companies are often called "growth'stocks.These may include common stocks not currently paying a dividend. The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs).The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments.Over the past decade,common stocks have represented at least 95% of the Fund's portfolio. Under normal circumstances,the assets of the Fund will be fully invested at all times except for cash required to meet expenses.The Fund will make limited use of borrowed funds in order to raise additional funds for investment or to avoid the ill-timed liquidation of securities for cash needs such as redemptions. Leverage is not expected to be significant and would be limited to one quarter of the Fund's total assets.
The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less.These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard &Poor's Corporation or securities issued or guaranteed by the U.S. Government.This would be likely to happen when management believes that liquidity is highly desirable and that the Fund should adopt a temporary defensive policy.During such a period the Fund may not achieve its growth objective.

Principal Risks
Stock Market Risks The value of your investment has the potential to depreciate due to stock market volatility.This may be in response to changes in investor psychology or to developments in economic, political, regulatory or market conditions, here or abroad.

Portfolio Risks Changing economic and market conditions as well as declining fundamentals,such as revenues or earnings per share,associated with individual companies or industries that the Fund is invested in,can affect the value of your investment.The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

"Growth Stock" Volatility Growth stocks can perform differently than other types of stocks and the market as a whole.

Manager Risk There is a chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Leverage Investments made with borrowed funds may cause net asset value to decrease faster in a falling market.If,for example,the Fund makes a $1,000 investment for which it had borrowed $200 (20%)of the purchase price and the investment lost 20%of its value,to $800,the Fund would have a loss of $200 on an $800 investment,or 25%of the amount invested.Leverage may, therefore,involve additional risk.
Suitability

The Fund may be appropriate for investors who seek one or more of the following:

        *capital appreciation of their investment over the long-term;

        *a fund emphasizing established companies with consistent earnings growth.

You should also consider the following:
        *an investment in the Fund should be part of a balanced investment program;

        *the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;

        *there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives;

        *Fund shares are not bank deposits and are not guaranteed,endorsed or insured by any financial institution, government entity or the FDIC;


        *when you sell your shares of a fund, they could be worth less than what you paid for them.

Performance
The following performance related information provides some indication of the risks of investing in the Fund.The bar chart shows how the Fund's performance (including operating expenses)varied from one calendar year to another over the past ten years.The table shows the average annual returns (including operating expenses)compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns.To calculate these figures,we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution,but we do not take into consideration state or local income taxes.Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account,such as an individual retirement account or a 401(k)plan,this information does not apply to your investment,because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results. The following bar chart shows the Fund's annual total return for each of the ten years ended December 31,2002:

Chart omitted.

Best quarter:4th quarter 1998,up 27.50%
Worst quarter:1st quarter 2000,down -16.61%

                          Average Annual Total Returns
                         Periods Ended December 31,2002
                                                1 Year       5 Years    10 Years
Northeast Investors Growth Fund
        Return before taxes...................  -22.67%      -1.27%       8.41%
        Return after taxes on distributions...  -22.73%      -2.19%       7.63%
        Return after taxes on distributions
        and sale of Fund Shares ..............  -13.80%      -0.76%       7.43%

Standard &Poor's 500 Index*...................  -22.10%      -0.58%       9.32%

*The unmanaged Standard &Poor's 500 Index is shown for comparative purposes only, and reflects no deductions for fees, expenses, or taxes.

FUND MANAGEMENT
Northeast Management &Research Company,Inc.(""NMR")is the Fund's investment manager. As the manager, NMR is responsible for choosing the Fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

NMR is a corporation organized in July,1980 to manage the Fund,and at present engages in no other activities.William A.Oates,Jr.is President of NMR and has been principally responsible for its day-to-day management.

NMR serves the Fund pursuant to an Advisory and Service Contract.Under its terms,NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.It also provides the Fund's executive management, office space, and bookkeeping.

Mr.Oates is also the portfolio manager of the Fund.He has served in this capacity since the Fund's inception in 1980. Mr.Oates is assisted in his portfolio manager's responsibilities by Gordon C.Barrett,the Chief Financial Officer of the Fund.

For the fiscal year ended December 31,2002, the management fee paid by the Fund to NMR was .57% of the Fund's average net assets.

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
        Shareholder Fees                                Annual Trust
   (Fees Paid Directly From                          Operating Expenses
        Your Investment)                         (Expenses That Are Deducted
                                                       From Fund Assets)
Sales Charge(Load)
Imposed on                                     Management Fee..............0.57%
Purchases..............None                    Distribution (12b-1 Fees)...None
Deferred Sales                                 Other Expenses..............0.74%
Charge (Load)..........None                    Including:
Sales Charge                                    Interest Expense...........0.21%
(Load) Imposed on                               Operating Expense..........0.53%
Reinvested Dividends...None                    Total Annual Trust Operating
Redemption Fee.........None                     Expenses...................1.31%

Example

This hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period.The example also assumes that your investment has a 5% return each year,including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower,based on these assumptions your costs would be:
                1 year*         3 years*        5 years*        10 years*
                $133            $415            $718            $1,579

*The above figures include Interest Expense,which can fluctuate significantly year to year. Without Interest Expense,these figures would be:1 year-$112, 3 years-$350, 5 years-$606, and 10 years-$1,340.

SHAREHOLDER INFORMATION
General Information
For account,product and service information,please use the following website, telephone number or address:

        *For information over the internet including on-line access to your account, visit the Fund's website at www.northeastinvestors.com

        *For information over the telephone use 800-225-6704;

        *For information by  mail use
         Northeast Investors Growth Fund
         50 Congress Street
         Boston,MA 02109

Backup withholding -By law Northeast Investors Growth Fund must withhold 30% of any taxable distributions or redemptions from your account if you do not:

        *Provide us with your correct taxpayer identification number;

        *Certify that the taxpayer identification is correct; and

        *Confirm that you are  not subject to backup withholding.

Similarly,Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Growth Fund is not sold outside the United States,except under limited circumstances to certain qualifying investors at the discretion of the Fund.Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Fund.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable,Northeast Investors Growth Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account,such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Fund's tax consequences for you.

Account Registrations
Some of the different ways to set up (register)your account with the Fund are listed below.For certain accounts,benefciary designation forms and agreements are available permitting the designated benefciary(ies)to own the account after the death of the original owner(s)without probate or similar legal steps.These materials are available from the Fund.
Individual or Joint Tenant For your general investment needs Retirement For tax-advantaged retirement savings
        *Traditional Individual Retirement Accounts
        *Roth IRAs
        *Roth Conversion IRAs
        *Rollover IRAs
        *Coverdell Education Savings Plan(formerly Educational IRAs)
        *SIMPLE IRAs
        *Simplified Employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA,UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Transfer on Death (TOD)/Pay on Death (POD)
Beneficiary designation in registration (special application required)

INVESTING
Buying Shares
Account Minimums
To open and maintain an account:The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs).There is no minimum for subsequent investments made by mail, telephone, internet, or exchange.Northeast reserves the right to increase or decrease the minimum amount required to open and maintain an account, or for subsequent investments, without prior notice.

Your initial investment must be accompanied by a completed application.The form is included with the Prospectus, or one can be obtained from our web site. You may purchase shares of the Fund at the per share NAV next determined after the Fund or an authorized broker or agent receives a purchase order.There is no sales charge or commission.Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

How to Purchase Shares
By Mail Your initial payment must accompany your completed application.When adding to an existing account,send your check with an Invest-By-Mail form detached from your last statement.Make your check payable to Northeast Investors Growth Fund and mail to 50 Congress Street,Boston,MA 02109.

By Telephone*           If you are a current shareholder,you may purchase
                        shares at the current day's closing price by telephoning
                        800-225-6704 prior to the close of the New York Stock
                        Exchange (normally 4:00 p.m.EST).Northeast Investors
                        Growth Fund will not accept telephone purchases in excess of $100,000.New accounts cannot be opened by telephone.

Online* If you are a current shareholder and have signed up for internet access to your account,you may purchase shares at the current day's closing price by submitting a purchase request online at www.northeastinvestors.com prior to the close of the New York Stock Exchange (normally 4:00 p.m.EST).Northeast Investors Growth
                        Fund will not accept internet purchases in excess of $100,000.New accounts cannot be opened online.

By Exchange             You can purchase shares with the proceeds of an exchange
                        from the Northeast Investors Trust. In the event of such an exchange, the registrations and social security number or tax identification number in the new
                        Growth Fund account must be identical to the Trust account.The Fund accepts exchange orders in writing, online, or by telephone. All orders must be received prior to the close of the New York Stock Exchange
                        (normally 4:00 p.m. EST)to receive the current day's closing prices.

*The Fund will send you an invoice for these purchases.Payment must be received by the Fund within fourteen (14)calendar days following the placement of the order.

You may participate in an automatic investment plan by completing the appropriate section of the application.Under the Fund's automatic investment plan,regularly scheduled purchases (minimum $50)will be funded from your bank checking account.

No specific election is required to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification,prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

If you place an order to purchase shares and your payment is not received, your transaction may be reversed and you will be prohibited from placing orders in the future unless such orders are accompanied with payment.You may also be responsible for any losses or fees the Fund may have incurred as a result.

Your Purchase Price
You buy shares at the next determined net asset value (NAV)after Northeast Investors Growth Fund receives your purchase request. The Fund computes NAV per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities.As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,EST),your purchase will be at that day's NAV. This is known as trade date.

When you place an order to buy shares,note the following:

         *Checks must be drawn on U.S.banks. Third party checks are not acceptable;

         *The Fund does not accept cash;

         *No cancellations. Northeast will not cancel any transaction once it has been initiated;

         *The Fund may reject initial investments if certain required information is not provided on the new account application; and

         *Future purchases - Northeast reserves the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses.Accord-ingly,the Fund may reject any purchase orders,including exchanges,particularly from market timers or investors who,in the Fund's opinion,have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

Investment Plans
The Fund offers shareholders tax-advantaged retirement plans,including a Proto-type Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts,and 403(b)Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the back cover of this Prospectus.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in ""good order"as described below, a check will be sent in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock Exchange after the redemption request has been received.Please be advised that the Fund does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

How to Redeem Shares
A redemption request will be considered to be in ""good order"if it meets the following requirements:

 *The request is in writing,indicates the number of shares or dollars to be redeemed and identifies your account.The letter must be signed by all registered owners;

 *The request includes any certificates representing the shares to be redeemed, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

 *For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Fund from fraudulent activity. A notary public is not an acceptable guarantor;

 *In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e.a corporate resolution);

 *If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been collected up to a maximum of 10 days;

 *Redemption checks will only be made payable to the registered shareholder(s);

 *A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days; *Telephone redemptions will not be made (unless confirmed in writing on the same day by hand-delivered notice or facsimile to (617)523-5412 or (617)742-5666 before the close of the NYSE);

 *Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted; and

 *The Fund reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days.

The Fund reserves the right to deliver assets,in whole or in part,in-kind in lieu of cash.The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder.Shareholders receiving redemptions in-kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions,penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

How to Exchange Shares
As a shareholder,you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

However, you should note the following policies and restrictions governing exchanges:

*You may exchange only between accounts that are registered in the same name, address,and taxpayer identification number or social security number;

*Before exchanging into a fund,read its prospectus;

*Exchanges may have tax consequences for you;

*If the shares to be exchanged represent an investment made by check,the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

*Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the Fund per calendar year;

*The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations.See your plan materials for further information; and

*Each fund may refuse exchange purchases by any group if,in management's judgment,the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Dividends, Capital Gains and Taxes
The Fund earns dividends,interest and other income from its investments,and distributes this income (less expenses)to shareholders as dividends.The Fund also realizes capital gains from its investments,and distributes these gains (less any losses)to shareholders as capital gain distributions.

When you open an account,specify on your application how you want to receive your distributions.The following options are available for the Fund's distributions:

(1)Reinvestment Option.Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund.If you do not indicate a choice on your application,you will be assigned this option;

(2)Cash/Reinvest Option.Your capital gains distributions will be automatically reinvested in additional shares of the Fund.Your dividends will be paid in cash; and

(3)Cash Option.Your dividends and capital gains distributions will be paid in cash.

NOTE:The Fund strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months,your distribution option may be converted to the Reinvestment Option.You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences
As with any investment,your investment in the Fund could have tax consequences for you.If you are not investing through a tax-advantaged retirement account,you should consider these tax consequences.

Taxes on Distributions: Distributions you receive from the Fund are subject to federal income tax,and may also be subject to state or local taxes.

For federal tax purposes,the Fund's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be ""buying a dividend"by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them,regardless of your distribution option.

Taxes on transactions: Your redemptions,including exchanges,may result in a capital gain or loss for federal tax purposes.A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.Reinvested distributions add to the cost of your investment.

Fund Policies
Statements and reports that the Fund mails to you include the following:

        *Confirmation of each purchase and sale;*

        *Confirmation of your dividend payment;*

        *Financial reports (every six months);*

        *Year-end statement.

*These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application,you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the IRS. If you violate IRS regulations,the IRS may require the Fund to withhold 30% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The Financial highlights table is intended to help you understand the Fund's Financial performance for the past 10 years. Certain information reflects Financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountant, whose report on the financial statements and financial highlights for the year ended December 31, 2002 is included in the Statement of Additional Information which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                 2002     2001        2000      1999       1998       1997      1996       1995      1994       1993
------------------------------------------------------------------------------------------------------------------------------------


Per-Share Data#^ Net asset value:
 Beginning of
 period                         $15.43   $20.23     $26.08      $20.47     $15.84    $12.15     $10.59     $8.13      $8.37    $9.70

Income From Investment
Operations:
Net investment income            0.02     (0.01)     (0.09)      0.01       0.05      0.06       0.05      0.07       0.06      0.07
Net realized and unrealized
gain (loss)on investment        (3.52)    (3.35)     (3.71)      5.93       5.18      4.46       2.54      2.90      (0.07)     0.16
                                ----------------------------------------------------------------------------------------------------
Total from investment
operations                      (3.50)    (3.36)     (3.80)      5.94       5.23      4.52       2.59      2.97      (0.01)     0.23
Less Distributions:
Net investment income           (0.02)    (0.00)     (0.00)     (0.02)     (0.05)    (0.06)     (0.05)    (0.07)     (0.06)   (0.07)
Capital Gain                     0.00     (1.44)     (2.05)     (0.31)     (0.55)    (0.77)     (0.98)    (0.44)     (0.17)   (1.49)
Net asset value:                ----------------------------------------------------------------------------------------------------
End of period                   $11.91    $15.43     $20.23     $26.08     $20.47    $15.84     $12.15    $10.59     $8.13    $8.37
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
Total return                   (22.67%)   (17.15%)   (14.96%)    29.13%    33.34%    37.28%     24.60%    36.46%    (0.07%)   2.44%

Ratios and Supplemental Data
Net assets,end of period
(in thousands)                 $125,986   $187,218   $272,222   $357,650  $211,259   $108,590   $60,275   $48,337   $35,459  $38,694
Ratio of operating expenses
to average net assets*          1.31%      1.14%      0.97%       0.85%      0.94%     0.97%     1.21%     1.37%      1.53%    1.45%
Ratio of interest expense to
average net assets              0.21%      0.14%      0.22%       0.10%      0.12%     0.02%       -         -          -        -
Ratio of net investment
income to average net
assets                          0.17%     (0.05%)    (0.34%)      0.03%      0.44%     0.45%      0.47%    0.74%      0.74%    0.62%
Portfolio turnover rate         26%          30%        33%         31%        19%       16%        25%      27%        26%      35%
#All per share data as of December 31,1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25,
1997.
^Average share method used to calculate per share data.
*including Interest Expense


ADDITIONAL INFORMATION
You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION.(SAI).The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

                        Northeast Investors Growth Fund
                               50 Congress Street
                                Boston, MA 02109
                                 (800)225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington,D.C. You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C.20549.

The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.




                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704


                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2003 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



TABLE OF CONTENTS                                                       Page

The Fund                                                                B-2
Investment Objectives, Policies and Restrictions                        B-2
Trustees and Officers                                                   B-4
Advisory and Service Contract                                           B-6
Custodian and Independent Accountants                                   B-7
Brokerage                                                               B-7
Price and Net Asset Value                                               B-8
Shareholder Plans                                                       B-9
Tax-Advantaged Retirement Plans                                         B-10
Dividends, Distributions & Federal Taxes                                B-12
Additional Information
     Security Lending                                                   B-12
     Repurchase Agreements                                              B-13
     Leverage                                                           B-13
Capital Shares                                                          B-14
Historical Performance Information                                      B-14
Financial Statements                                                    B-16

THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the Funds objective is to produce long-term growth for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

        In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not : (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Funds total assets at market value to be invested in the securities of such issuer(other than obligations of the U.S. Government and its instrumentalities);
(2) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Funds portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary brokers commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Funds assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record; (6) Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof; (7) Invest in companies for the purpose of exercising control or management; (8) Buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others; (10) Make loans to other persons ( except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Funds total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund;
(11) Purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Funds total assets.

        In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more that 10% of the Funds net assets being invested in such securities.

The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Funds objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2002 and 2001 the rates of total portfolio turnover were 26% and 30% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

TRUSTEES AND OFFICERS

The Trustees of the Growth are William A. Oates Jr., Ernest E. Monrad, Robert B. Minturn, John C. Emery, and Michael Baldwin. Under Massachusetts law, the Trustees are generally responsible for the management of the Fund. The following table provides certain information about the Funds Trustees and
Officers:


TRUSTEES AND OFFICERS

The Trustees of the Growth are William A. Oates Jr., Ernest E. Monrad, Robert
B. Minturn, John C. Emery, and Michael Baldwin.  Under Massachusetts law, the
Trustees are generally responsible for the management of the Fund. The following table provides certain information about the Fund's Trustees and
Officers:

                                                                                  Principal
                                Position(s) Held              Length of      Occupation(s) During       Other Directorships
Name, Address and Age               with Fund              Time Served (1)      Last 5 Years                 held by Trustee


Trustees Who Are "Interested Persons" of the Fund and  Fund Officers
William A. Oates, Jr.
50 Congress Street
Boston, MA
Age 60                          President and Trustee         22 years     Trustee and President of
                                                                             Northeast Investors
                                                                                Growth Fund

Ernest E. Monrad                        Trustee               22 years       Trustee of Northeast   Century Shares Trust
50 Congress Street                                                              Investors Trust     Century Capital Management Trust
Boston, MA                                                                                          The New America High Income
Age 72                                                                                              Fund, Inc.
                                                                                                    Northeast Investors Trust




Gordon C. Barrett               Senior Vice President           9 years      Officer of Northeast
50 Congress Street              and Chief Financial Officer                  Investros Growth Fund,
Boston, MA                                                                   Northeast Investors Trust,
Age 46                                                                       Northeast Management, Inc.

Robert B. Minturn                Trustee, Clerk,                22 years     Clerk and Trustee of    Northeast Investors Trust
50 Congress Street              and Vice President                           Northeast Invstors
Boston, MA                                                                   Trust
Age 63


Trustees Who Are Not "Interested Persons" of the Fund




John C. Emery                   Trustee                 22 Years             Partner, Law Firm
One Post Office Square                                                       of Sullivan &
Boston, MA                                                                   Worcester
Age 72


Michael Baldwin                 Trustee                 3 years              Partner, Baldwin
3 Barnabas Road                                                              Brothers, Inc.
Marion, MA
Age 62



The Trustees have an Audit Committee consisting of Messrs. Emery and Baldwin. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Funds independent accountants. The Committee held one meeting during the last fiscal year.

The Trustees, including the Trustees who are not Interested Persons acting separately, acted to approve the Funds investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMRs profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser.

        The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee.



                        Name of Trustee                 Dollar Range of Equity Securities in the Fund

Trustees Who Are Interested Persons of the Fund

William A. Oates, Jr.Over                               $1,000,000
Ernest E. Monrad                                        Between $100,000 - $500,000
Robert B. Minturn                                       Between $50,001 -$100,000

Trustees Who Are Not Interested Persons of the Fund

Michael Baldwin                                         None
John C. Emery                                           Under $50,000


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2003 was 208,596.390 shares (2.03%).

The Fund has adopted a Code of Ethics governing personal securities transactions by persons associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.




ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays certain executive and administrative salaries of the Fund and provides office space for the Fund, with the following expenses borne by the
Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

        The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Funds average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

         For 2002, 2001 and 2000, respectively, the advisory fee was $864,649, $1,167,835 and $1,760,913.










The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2002 to the Trustees, President and Officers of the Fund.

Name and Position                               Aggregate Compensation Paid by the Fund
William A. Oates, Jr. President & Trustee       $0.00
Ernest E. Monrad, Trustee                       $0.00
Gordon C. Barrett, Senior Vice President
& Chief Financial Officer                       $161,447
Robert B. Minturn, Trustee, Clerk &
Vice President                                  $0.00
John C. Emery, Trustee                          $10,000
Michael Baldwin, Trustee                        $10,000


No retirement benefits are provided by the Fund to any Trustee.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS

The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Funds assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

The independent accountants for the Fund are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Funds annual financial statements and financial highlights included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Funds filings with the Securities and Exchange Commission and prepares the Funds federal income and excise tax returns.


BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMRs policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a brokers services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMRs policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2002, 2001, and 2000 the Fund paid brokerage commissions of $159,503, $210,404 and $212,532 respectively.
PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Funds shares is determined by dividing the market value of the Funds securities , plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund;
(ii) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee, receives the order; and (iii) customer orders will be priced at the funds net asset value next computed after they are received by an authorized broker or the brokers authorized designee.


SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholders open account. Shares held in an open account may be redeemed as described in the Prospectus under Selling Shares. Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.






TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participants income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA , Roth IRA and Education Savings Account

An individual may open his own Individual Retirement Account (IRA) , Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individuals adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employees 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participants reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Funds policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a regulated investment company under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or pass through treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30% of distributions withheld by the Fund.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                        ADDITIONAL INFORMATION

                        SECURITY LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Funds assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting the cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

        The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

        In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize cash not invested. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their costs to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

        The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowing at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

CAPITAL SHARES

The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

HISTORICAL PERFORMANCE INFORMATION

        From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        (ERV/P)^1/N - 1


Where:

P =     a hypothetical initial payment of $1,000
n =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Funds total return for the one, five and ten year periods ended December 31, 2002 are set forth in the Prospectus.

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b/cd + 1)^6 - 1]

Where:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Funds performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.      Report of PricewaterhouseCoopers LLP, Independent Accountants

2.      Schedule of Investments as of December 31, 2002

3.      Statement of Assets and Liabilities as of December 31, 2002

4.      Statement of Operations for the Year Ended December 31, 2002

5. Statements of Changes in Net Assets for each of the two years in the period ended December 31, 2002

6. Financial Highlights for each of the 10 years in the period ended December 31, 2002

7.      Notes to Financial Statements for the  year ended December 31, 2002







Schedule of Investments 12/31/2002
                                                        Number                  Market
Common Stocks                                           of                      Value
Name of Issuer                                          Shares                  (Note B)

Banks - 14.90%
Bank One Corp.                                          82,000                  $ 2,997,100
Fifth Third Bancorp.                                    79,050                    4,628,377
FleetBoston Financial Corp.                            143,634                    3,490,306
Mellon Financial Corp.                                 155,500                    4,060,105
Zions Bancorporation#                                   91,400                    3,596,499
                                                                                -----------
                                                                                 18,772,387
Beverage Softdrink - 1.81%
PepsiCo, Inc.                                           54,100                    2,284,102

Beverage Wine/Spirit - 1.18%
Brown-Forman Corp., Class B                             22,800                    1,490,208

Biotechnology - 1.50%
Amgen, Inc.~                                            39,000                    1,885,260

Broadcast Cable TV - 1.49%
Cox Communications, Inc.~                               66,000                    1,874,400

Computer & Electronics - 0.98%
Best Buy Co., Inc.~                                     51,000                    1,231,650

Computer Systems - 3.37%
International Business Machines Corp.                   54,800                    4,247,000

Computer Software & Services - 5.70%
Intuit, Inc.~                                           27,500                    1,290,300
Microsoft Corp.~                                       114,000                    5,893,800
                                                                                  ---------
                                                                                  7,184,100
Conglomerate - 3.36%
General Electric Co.                                   173,800                    4,232,030

Distributors - 1.70%
Sysco Corp.                                             72,000                    2,144,880

Diversified Chemical - 1.73%
Cabot Corp.                                             82,000                    2,176,280

Electronic Semi-Conductor - 2.59%
Analog Devices                                          36,000                      859,320
Intel Corp.                                            154,400                    2,404,008
                                                                                  ---------
                                                                                  3,263,328

Financial Services - 13.85%
American Express Co.                                    35,500                  $ 1,254,925
Citigroup, Inc.                                         44,000                    1,548,360
Eaton Vance Corp.                                      197,000                    5,565,250
First Data Corp.                                       107,000                    3,788,870
State Street Corp.                                     135,400                    5,280,600
                                                                                  ---------
                                                                                 17,438,005
Food Retail - 2.35%
Whole Foods Market, Inc.                                56,200                    2,963,426

Home Improvement Retail - 1.38%
Lowe's Companies, Inc.                                  46,500                    1,743,750

Household Products - 2.71%
Proctor & Gamble Co.                                    39,800                    3,420,412

Integrated Oil & Gas - 8.06%
B P Amoco, PLC                                          51,200                    2,081,280
ChevronTexaco Corp.                                     28,500                    1,894,680
Exxon Mobil Corp.                                      129,882                    4,538,077
Royal Dutch Petroleum                                   37,200                    1,637,544
                                                                                  ---------
                                                                                 10,151,581

Industrial Services/Manufacturing -3.10%
3M Co.                                                  31,700                    3,908,610

Life & Health Insurance - 3.28%
John Hancock Financial Services                        148,000                    4,129,200

Medical Products - 1.44%
Medtronic, Inc.                                         39,800                    1,814,880

Movies & Entertainment - 4.87%
Viacom, Inc. Class A                                    46,000                    1,877,260
Walt Disney Co.                                        261,000                    4,256,910
                                                                                  ---------
                                                                                  6,134,170

Multi-Line Insurance - 5.25%
American International Group                            53,569                    3,098,967
Berkshire Hathaway, Inc., Class B                        1,450                    3,513,350
                                                                                  ---------
                                                                                  6,612,317

Pharmaceuticals/Drug - 17.28%
Abbott Laboratories                                     73,000                    2,920,000
Anthem, Inc.                                            18,500                    1,163,650
Bristol Myers Squibb Co.                                69,800                    1,615,870
Eli Lilly & Co.                                         36,900                    2,343,150
Johnson & Johnson                                       61,400                    3,297,794
Merck & Co., Inc.                                       60,400                    3,419,244
Pfizer, Inc.#                                          155,731                    4,760,697
Schering-Plough Corp.                                  101,600                    2,255,520
                                                                                  ---------
                                                                                 21,775,925

Property & Casualty - 1.35%
Chubb Corp.                                             32,500                    1,696,500

Retail General - 3.91%
Wal-Mart Stores, Inc.                                   97,600                    4,929,776

Toiletries/Cosmetics - 1.95%
Gillette Co.                                            81,000                    2,459,160

Transportation - 1.88%
United Parcel Service, Inc.#                            37,500                    2,365,500

Total Common Stocks - 112.97% - (Cost- $154,252,197)                           $142,328,837

Cash Equivalents
Goldman Sachs Financial Square Prime Money Market Fund -
1.304%                                               2,665,500                    2,665,500
Merrimac Cash Fund - Premium Class - 1.422%          5,000,000                    5,000,000
                                                                                  ---------
Total Cash Equivalents - 6.09% (Cost-$7,665,500)                                $ 7,665,500

Total Investment Portfolio - 119.06% (Cost-$161,917,697)                        149,994,337

Net Other Assets - (19.06%)                                                     (24,008,614)

Total Net Assets - 100.00%                                                      $125,985,723

* All or a portion of this security is pledged to collateralize short-term borrowings ~ Non-income producing security # Currently out on loan + Security held as collateral for securities on loan. The rate quoted is the annualized seven-day yield of the fund at period end. (See Note I) The accompanying notes are an integral part of the financial statements.


Statement of Assets and Liabilities
December 31, 2002
Assets

Investments-at market value (including securities loaned of $7,401,266) (cost $161,917,697) - see note I $149,994,337 Dividends receivable 288,658 Receivable for shares of beneficial interest sold 39,578
                                                                ------------
Total Assets                                                    $150,322,573

Liabilities

Short-term borrowing                                             $16,059,320
Collateral on securities loaned, at value - see note I             7,665,500
Payable for shares of beneficial interest repurchased                423,306
Accrued investment advisory fee                                       64,937
Accrued expenses                                                     123,787
                                                                ------------
Total Liabilities                                                 24,336,850

Net Assets                                                      $125,985,723

Net Assets Consist of:

Capital paid-in                                                 $151,127,200
Undistributed net investment income                                    8,153
Accumulated net realized loss                                    (13,226,270)
Net unrealized depreciation of investments                       (11,923,360)
                                                                ------------
Net Assets                                                      $125,985,723


Net Asset Value, offering price and redemption price per share        $11.91
($125,985,723/10,584,438 shares)                                      ------


Statement of Operations

Year Ended December 31, 2002

Investment Income
Dividend income                                                 $2,237,083
Other income                                                        13,538
                                                                ----------
Total Income                                                     2,250,621

Expenses
Investment advisory fee                                           $864,649
Administrative expenses and salaries                               379,907
Interest expense                                                   321,002
Computer and related expenses                                       91,258
Printing, postage, and stationary                                   81,500
Legal fees                                                          74,220
Audit fees                                                          42,040
Registration and filing fees                                        40,150
Insurance                                                           31,728
Trustee fees                                                        20,000
Commitment fee                                                      16,392
Telephone expense                                                   10,650
Custodian fees                                                       8,746
Miscellaneous fees                                                   8,702
                                                                 ---------
Total Expenses                                                   1,990,944

Net Investment Income                                              259,677

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions (3,378,604) Change in unrealized appreciation(depreciation) of investments (36,690,613) Net realized and unrealized loss on investments (40,069,217)
                                                              -------------
Net Decrease in Net Assets Resulting from Operations          $(39,809,540)
                                                              -------------

The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets
                                                        Year Ended                      Year Ended
                                                        December 31,                    December 31,
                                                        2002                            2001
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)                            $259,677                        $(101,735)
Net realized gain (loss) from investment transactions (3,378,604)                      (9,847,666)
Change in unrealized appreciation/(depreciation)
of investments                                       (36,690,613)                     (34,850,044)
                                                     ------------                     ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            (39,809,540)                     (44,799,445)

Distributions to Shareholders
        From net investment income                      (251,524)                            -
        From net realized gains on investments              -                         (17,855,321)
                                                     ------------                     ------------
Total Distributions                                     (251,524)                     (17,855,321)

From Net Fund Share Transactions                     (21,171,251)                     (22,349,357)
                                                     ------------                     ------------
Total Increase (Decrease) in Net Assets              (61,232,315)                     (85,004,123)
Net Assets:

Beginning of Period                                  187,218,038                      272,222,161

End of Period                                       $125,985,723                     $187,218,038
                                                    ------------                     ------------
The accompanying notes are an integral part of the financial statements.

Financial Highlights
                                                                                Year Ended December 31,
                                        2002            2001            2000            1999            1998
Per Share Data

Net Asset Value:
Beginning of Period                     $15.43          $20.23          $26.08          $20.47          $15.84
Income From Investment
Operations:
Net investment gain(loss)                 0.02           (0.01)          (0.09)           0.01            0.05
Net realized and unrealized gain
(loss) on investment                     (3.52)          (3.35)          (3.71)           5.93            5.18
                                         ------          ------          ------           ----            ----
Total from investment operations         (3.50)          (3.36)          (3.80)           5.94            5.23

Less Distributions:
Net investment income                    (0.02)           0.00            0.00           (0.02)          (0.05)
Capital gain                              0.00           (1.44)          (2.05)          (0.31)          (0.55)
                                         ------          ------          ------          ------          ------
Total Distributions                      (0.02)          (1.44)          (2.05)          (0.33)          (0.60)
Net Asset Value:
End of Period                            $11.91          $15.43         $20.23           $26.08         $20.47

Total Return                             -22.67%         -17.15%        -14.96%           29.13%         33.34%

Ratios & Supplemental Data
Net assets end of period
(in millions)                           $125,986        $187,218        $272,222         $357,650       $211,259
Ratio of operating expenses to
average net assets (includes interest
expenses)                                 1.31%           1.14%           0.97%            0.85%         0.94%
Ratio of interest expense to
average net assets                        0.21%           0.14%           0.22%            0.10%         0.12%
Ratio of net investment income
to average net assets                     0.17%          -0.05%          -0.34%            0.03%         0.44%

Portfolio turnover rate                    26%             30%             33%              31%           19%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997

Average share method used to calculate per share data

Financial Highlights
                                                        Year Ended December 31,
                                        1997            1996            1995            1994            1993
Net Asset Value:
Beginning of Period                     $12.15          $10.59          $8.13           $8.37           $9.70
Income From Investment
Operations:
Net investment gain(loss)                 0.06            0.05           0.07            0.06            0.07
Net realized and unrealized gain
(loss) on investment                      4.46            2.54           2.90           (0.07)           0.16
                                         -----           -----          -----           ------          -----
Total from investment operations          4.52            2.59           2.97           (0.01)           0.23

Less Distributions:
Net investment income                    (0.06)          (0.05)         (0.07)          (0.06)          (0.07)
Capital gain                             (0.77)          (0.98)         (0.44)          (0.17)          (1.49)
                                         ------          ------         ------          ------          ------
Total Distributions                      (0.83)          (1.03)         (0.51)          (0.23)          (1.56)
Net Asset Value:
End of Period                           $15.84           $12.15         $10.59           $8.13           $8.37

Total Return                             37.28%           24.60%         36.46%          -0.07%           2.44%

Ratios & Supplemental Data
Net assets end of period
(in millions)                           $108,590         $60,275        $48,337         $35,459         $38,694
Ratio of operating expenses to
average net assets (includes interest
expenses)                                0.97%            1.21%          1.37%            1.53%           1.45%
Ratios of interest expense to
average net assets                       0.02%              -              -                -               -
Ratio of net investment income
to average net assets                    0.45%             0.47%         0.74%             0.74%           0.62%
Portfolio turnover rate                   16%               25%           27%               26%             35%

All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997 Average share method used to calculate per share data


Notes to Financial Statements

Note A - Organization
Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund's objective is to produce long term growth for its shareholders.

Note B - Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.

Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Note C - Investment Advisory and Service Contract and Affiliated Expenses

The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John C. Emery and Michael Baldwin are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Fund pays expenses, including the salaries of employees engaged activities, related to its role as transfer, dividend paying and shareholder servicing agent.

Note D - Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $43,221,668 and $68,498,476, respectively, for the year ended December 31, 2002.

Note E - Shares of Beneficial Interest
At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                       2002                                     2001
                                Shares          Amount                  Shares      Amount
Shares sold                   2,325,562      $32,176,655              1,177,198   $19,207,676
Shares issued to shareholders
in reinvestment of
distributions from net
investment income and
realized gains from security
transactions                     17,697          219,978                983,036    16,426,519
                               ---------       -----------            ---------    ----------
                                2,343,259      $32,396,633            2,160,234   $35,634,195
Shares repurchased             (3,894,744)    $(53,567,884)          (3,482,908) $(57,983,552)
                               -----------    -------------          -----------  ------------
Net increase                   (1,551,485)    $(21,171,251)          (1,322,674) $(22,349,357)


Note F - Repurchase Agreement
On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G - Committed Line of Credit
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. The Fund has entered an agreement which enables the Fund to borrow up to $25,000,000 from an unsecured line of credit State Street Bank and Trust. At December 31, 2002, the Fund had unused lines of credit amounting to $8,940,680. In addition the fund pays a commitment fee of 0.12% per annum, payable at the end of each quarter based on the unused portion of the line of credit.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2002:

Average amount outstanding (total of daily outstanding principal balances divided by number of days during the period) $12,330,290 Weighted average interest rate (actual interest expense on short-term borrowing divided by average short-term borrowings outstanding) 2.60%

Note H - Additional Tax Information
The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:
Ordinary income                                                        $251,524

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows: Undistributed (distributions in excess of) ordinary income-net $ 8,012 Capital loss carryforward (9,087,084) Timing Differences (post October losses) (4,109,643) Unrealized gains (losses)-net (11,952,762)
                                                                   -------------
Total accumulated earnings (losses-net)                            $(25,141,477)

Capital loss carryforward year of expiration                              (2009)

At December 31, 2002 the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost                                                           $161,947,099
Gross unrealized gain                                                 9,407,444
Gross unrealized loss                                               (21,360,206)
                                                                   -------------
Net unrealized security gain (loss)                                $(11,952,762)


Note I - Securities Lending
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2002, the value of securities loaned and the value of collateral was $7,401,266 and $7,665,500, respectively. During the year ended December 31, 2002, income from securities lending amounted to $7,817. The value of loaned securities and cash collateral at period end are disclosed on the Fund's statement of assets and liabilities.



Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Growth Fund: In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003



Part C.  Other information


Item 24.  Financial Statements and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of December 31, 2002.

2.   Statement of Operations fo the year ended December 31, 2002.

3. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2002.

4.   Schedule of Investments as of December 31, 2002.

5.   Notes to financial statements for the year ended December 31, 2002.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part
C.
          (b) The following exhibits are incorporated by reference herein.

          (1)       Exhibit  1--           Restated Agreement and Declaration
                                           of a Massachusetts business trust
                                           as amended through 1987 (filed
                                           herewith)


          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--            Form of Certificate representing
                                            shares of beneficial interest(filed
                                            herewith)


          (5)       Exhibit  5--            Advisory and Service Contract(filed
                                            herewith)

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --            Custodian Agreement(filed with
                                            Post-Effective Amendment No. 25 and
                                            incorporated by reference herein)


          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14.1             IRA Custodial Account Agreement
                                             (filed herewith)

                    Exhibit 14.2 Prototype Defined Contribution Plan and Trust(filed with Post-Effective Amendment No. 25 and incorporated by reference herein)

                    Exhibit 14.3 Model of 403(b) Retirement Account (filed with Post-Effective
                                             Amendment No. 25 and incorporated
                                             by reference herein)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No. 25 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of December 31, 2002 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest           7,540

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 COngress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated February 14, 2003, relating to the financial statements and financial highlights of Northeast Investors Growth Fund, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Statements", " Custodian and Independent Accountants", and "Financial Highlights" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, MA
April 25, 2003



                             Signatures

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the April 30, 2003.

                         NORTHEAST INVESTORS GROWTH FUND




                                                           William A. Oates, Jr.
                                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                         Title                         Date

S/William A. Oates, Jr.         Trustee and person performing     April 30, 2003
---------------------------     functions of principal executive
William A. Oates, Jr.           officer and principal financial
                                and accounting officer


S/Robert B. Minturn*                  Trustee                     April 30, 2003
---------------------------
Robert B. Minturn

---------------------------           Trustee                     April   , 2003
John C. Emery

---------------------------           Trustee                     April   , 2003
Michael Baldwin

S/Ernest E. Monrad*                   Trustee                     April 30, 2003
---------------------------
Ernest E. Monrad


*By:s/William A. Oates, Jr.
      William A. Oates, Jr.
     Attorney-in-Fact
--------------------------------------------------------------------------------
Exhibit 1


                        NORTHEAST INVESTORS GROWTH FUND

                              DECLARATION OF TRUST
                              --------------------
                             DATED FEBRUARY 12, 1987



          DECLARATION OF TRUST, made February 12, 1987 by William A. Oates, Jr., Ernest E. Monrad and Robert B. Minturn, Jr., as Trustees.

          WHEREAS, the Trustees desire to establish a trust fund for the investment and reinvestment of funds contributed thereto;

          NOW THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed under this Declaration of Trust IN TRUST as herein set forth below.

                                   ARTICLE I
                               ------------------

                              NAME AND DEFINITIONS

NAME

Section 1.       This Trust shall be known as "Northeast Investors Growth Fund".

DEFINITIONS

Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time;

(b)      The "Trust" refers to Northeast Investors Growth Fund;

(c)      "Shareholder" means a record owner of Shares of the Trust;

(d) The "Trustee" or "Trustees" refers to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office.

(e) "Series" shall mean one or more of the Series of Shares authorized by the Trustees to represent the beneficial interest in the Trust.

(f) "Shares" means the equal proportionate units of interest into which the beneficial interest of the Trust shall be. divided from time to time, including such Series of shares as the Trustees may from time to time create and establish and including fractions of shares as well as whole shares consistent with the requirements of Federal and/or other securities laws; and

(g) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

          The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

                                   ARTICLE III

                               BENEFICIAL INTEREST

                          SHARES OF BENEFICIAL INTEREST

Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of such Series thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and each Share shall be without par value and shall be fully paid and non-assessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the shareholders or of any class of shareholders, to create and establish (and to change in any manner) Shares or any Series thereof with such preferences, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares or any Series thereof into a greater or lesser number, to classify or reclassify any issued Shares into one or more Series of Shares, to abolish any one or more Series of Shares, and to take such other action with respect to the Shares or any Series thereof as the Trustees may deem desirable.

ESTABLISHMENT, ETC. OF SERIES; AUTHORIZATION OF SHARES
------------------------------------------------------

Section 2. The establishment and designation of any Series in addition to the Series established and designated in Section 5 of this Article III hereof and the authorization of the Shares thereof shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series and the manner in which the same may be amended (a "Certificate of Designation"), and may provide that the number of Shares of such Series which may be issued is unlimited, or may limit the number issuable. At any time that there are no Shares outstanding of any particular Series previously established and designated, including any Series established and designated in Section 5 of this Article III hereof, the Trustees may by an instrument executed by a majority of the Trustees terminate such Series and the establishment and designation thereof and the authorization of its Shares (a "Certificate of Termination"). Each Certificate of Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust, and shall be filed and become effective as provided in Section 5 of Article XI hereof.

CHARACTER OF SEPARATE SERIES AND SHARES THEREOF

Section 3. Each Series established hereunder shall be a separate component of the assets of the Trust, and the holders of Shares representing the beneficial interest in the assets of that Series shall be considered Shareholders of such Series, but such Shareholders shall also be considered Shareholders of the Trust for purposes of receiving reports and notices and, except as otherwise provided herein or in the Certificate of Designation of a particular Series as to such Series, or as required by the 1940 Act or other applicable law, have the right to vote, all without distinction by Series. The Trustees shall have exclusive power without the requirement of Shareholders approval to establish and designate such separate and distinct Series, and to fix and determine the relative rights and performances as between the shares of the respective Series as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of the several Series shall have separate voting rights or no voting rights.

CONSIDERATION FOR SHARES

Section 4. The Trustees may issue Shares of any Series for such consideration (which may include property subject to, or acquired in connection with the assumption of, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares, or any Shares of any Series previously issued and reacquired by the Trust, into Shares of one or more other Series that may be established and designated from time to time.

ESTABLISHMENT AND DESIGNATION OF INITIAL SERIES: GENERAL PROVISIONS FOR ALL SERIES.
--------------------------------------------------------------------------------

Section 5. Without limiting the authority of the Trustees set forth in Section 2 of this Article III hereof to establish and designate further Series, there is hereby established and designated as the initial Series of the Trust, the Northeast Investors Growth Fund. The Shares of such Series, and the Shares of any further Series which may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series at the time of establishing and designating the same) have the following relative rights and preferences:

(a) Assets Belonging to Series. Any portion of the Trust Property allocated to a particular Series, and all consideration received by the Trust for the issue or sale of Shares of such Series, together with all assets in which such consideration is invested or reinvested, all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series and shall irrevocably belong to that Series for all purposes, and shall be so recorded upon the books of account for the Trust, and the Shareholders of such Series shall not have, and shall be conclusively deemed to have waived, any claims to the assets of any Series of which they are not Shareholders. Such consideration, assets, interest, dividends, income, earnings, profits, gains and proceeds, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to collectively as "Series Assets" of such Series, and as assets "belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to and be part of the Series Assets of that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities of Series. The assets belonging to each particular Series shall be charged with the liabilities in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The indebtedness, expenses, costs, charges and reserves allocated and so charged to a particular Series are herein referred to as "liabilities of" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

(c) Dividends. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that Series, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities of that Series. All dividends and distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedures, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Such dividends and distributions may be made in cash or Shares of that Series or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of this Section 5 of Article III hereof.

(d) Liquidation. In the event of the liquidation or dissolution of the Trust, the Shareholders of each Series of which Shares are outstanding shall be entitled to receive, when and as declared by the Trustees, the assets so distributed to the Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust. The liquidation of any particular Series may be authorized by vote of a majority of the Trustees, subject to Majority Shareholder Vote of that Series.

(e) Voting. The Shareholders shall have the voting rights set forth in or determined under Article VIII hereof.

(f) Redemption by Shareholder. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 5 of Article III hereof after the Shares are properly tendered for redemption; provided, that the Trustees may from time to time, in their discretion, determine and impose a fee for such redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to such Series at the value of such securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when the and to the extent, permissible under the 1940 Act.

(g) Redemption at the Option of the Trust. Each Share of any Series shall be subject to redemption at the option of the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to subsection (f) of this Section 5 of Article III hereof: (i)at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the Shares of the Trust or of any Series, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees and set forth in the then current Prospectus of such Series. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

(h) Net Asset Value. The net asset value per Share of any Series at any time shall be the quotient obtained by dividing the value of the net assets of such Series at such time (being the current value of the assets belonging to such Series, less its then existing liabilities) by the total number of Shares of that Series then outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

(i) Transfer. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

(j) Equality. All Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series), and each Share of any particular Series shall be equal to each other Share thereof; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 5 of
Article III hereof that may exist with respect to dividends and distributions on Shares of the same Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or in any way affecting the right of the holders of Shares of any other Series.

(k) Rights of Fractional Shares. Any fractional Share of any Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust or of the Series to which they pertain.

(l) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Series shall have the right to convert said Shares into Shares of one or more other Series in accordance with such requirements and procedures as the Trustees may establish.

OWNERSHIP OF SHARES

Section 6. The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of shares and similar matters. The record books of the Trust shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each.

SALE OF SHARES

Section 7. The Trustees in their discretion may from time to time enter into a contract or contracts appointing any person, firm, corporation, trust or association, or two or more of the same, as distributor for the sale of Shares. Such contract may provide for the sale of Shares to net the Trust not less than the amount provided for in the following paragraph of this Article III, Section 7, and the Trust may either agree to sell the Shares to such distributor or appoint such distributor as its agent for the sale of such Shares, and in either case, on such terms and conditions as the Trustees in their discretion may determine. Such contract may also authorize and appoint such distributor as agent of the Trust for the repurchase from time to time of Shares,

          Any authorized but unissued Shares may be issued or transferred and sold from time to time by vote of the Trustees, for a consideration which will net the corporation, before the payment of any taxes in connection with the issue or transfer and sale of such shares, not less in amount or value than the net asset value of such shares, determined as provided in Article III, Section 5(h) hereof (as then in effect).

          Anything herein to the contrary notwithstanding, any part of the Shares from time to time authorized may, subject to the provisions of Massachusetts law, by vote of the Trustees (1) be issued or transferred and distributed pro rata among the shareholders of the Trust as a share dividend or in connection with a split-up of the Trust's Shares, without the receipt by the Trust of any additional consideration therefor; or (2) be offered, issued or transferred and sold for a consideration less than the net asset value of such Shares referred to above provided such Shares either are offered pro rata solely to the holders of the outstanding Shares or are so issued or transferred pursuant to authority granted by Majority Shareholder Vote.

NO PREEMPTIVE RIGHTS

Section 8. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

LIMITATION OF PERSONAL LIABILITY

Section 9. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay byway of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

ELECTION:             Initial Trustees

Section 2. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees, A Trustee shall not be required to be a Shareholder of the Trust. The initial Trustees shall be William A. Oates, Jr., Ernest E. Monrad and Robert B. Minturn, Jr., and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of this Article IV.

TERM OF OFFICE OF TRUSTEES

Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except that (a) any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and
(d) a Trustee may be removed at any Special Meeting of the Trust by a vote of two-thirds of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

Section 4. In case of the declination, death, resignation, retirement, removal, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE

Section 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the others powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 6. The number of Trustees, not less than three (3) nor more than twenty
(20), serving hereunder at any time shall be determined by the Trustees themselves.

          Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from the Commonwealth of Massachusetts or, if not a domicilary of Massachusetts, is absent from his state of domicile, or is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy, absence or incapacity, shall be conclusive, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
-----------------------------------------------

Section 7. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust or the Series of the Trust of which he is a shareholder.

                                   ARTICLE V
                               ------------------

                             POWERS OF THE TRUSTEES

POWERS

Section 1. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to Trust investments, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in the Declaration of Trust or the By-laws of the Trust, the Trustees shall have power and authority:

(a) To buy, and invest funds in their hands in, securities including, but not limited to, common stock, preferred stock, bonds, debentures, warrants and rights to purchase securities, certificates of beneficial interest, notes or other evidences of indebtedness issued by corporations, trusts or associations, domestic or foreign, or issued and guaranteed by the United States of America or any agency thereof, by the government of any foreign country, or obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or by any political subdivision or agency of any foreign country, in "when-issued" contracts for any such securities, options or futures contracts or purchase and simultaneously resell for later delivery any obligation, or retain such proceeds in cash, and from time to time change the investments of its funds.

(b) To adopt By-laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

(c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

(d) To employ a bank or trust company as custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-laws, if any.

(e)      To retain a transfer agent and Shareholder servicing agent, or both.

(f) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner herein provided for or by the Trust itself, or both.

(g)      To set record dates in the manner hereinafter provided for.

(h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter.

(i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, Section 4(b) hereof.

(j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

(k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

(l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

(m) To consent to or participate in any plan for the reorganization, consolidation or merger Of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

(n) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

(o) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

(p) To borrow money from a bank. The Trustees shall not pledge, mortgage or hypothecate the assets of the Trust except that, to secure borrowings, it may pledge securities.

(q) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

(r) To do all such other acts and things and to conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust, or otherwise to carry out the provisions of this Declaration.

                  No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of shares of the Trust to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares of the Trust to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the By-laws.

ACTION BY THE TRUSTEES

Section 3. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be. taken only at a meeting of the Trustees. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 1. The Trustees shall be reimbursed from the Trust estate for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust or its Adviser, interest expense, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations, charges of custodians, transfer agents, and registrars, expenses of preparing and setting up in type prospectuses, expenses of printing and distributing prospectuses sent annually to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expense, expenses relating to the distribution of Shares to the extent authorized in accordance with the 1940 Act, association membership dues and such non-recurring items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities incurred by them in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the Trust estate prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                  ARTICLE VII

                      INVESTMENT ADVISER AND TRANSFER AGENT

INVESTMENT ADVISER

Section 1. Subject to a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into an investment advisory or management contract whereby the other party to such contract shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

TRANSFER AGENT

Section 2. The Trustees may in their discretion from time to time enter into a transfer agency and Shareholder service contract whereby the other party shall undertake to furnish the Trustees transfer agency and Shareholder services. The contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the By-laws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

Section 3. Any contract of the character described in Section 1 and 2 of this
Article VII or in Article III, Section 7 or Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, or shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the By-laws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1 and 2 above or Article III, Section 7 or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 3 of Article VII hereof.

PROVISIONS AND AMENDMENTS

Section 4. Any contract entered into pursuant to Section 1 of this Article VII or Section 7 of Article III shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 1 of this Article VII shall be effective unless assented to by a Majority Shareholder Vote.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 1. The Shareholders shall have power to vote only (j) for the election or removal of Trustees, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series, (iv) with respect to any amendment of this Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the Shareholders of any of them (provided, however, that a Shareholder of a particular Series shall not in any event be entitled to maintain a derivative or class action on behalf of any other Series or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-laws or any registration of the Trust with the Commission (or any successor agency) of any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Series entitled to vote thereon; provided, that (i) when expressly required by this Declaration or by the 1940 Act, actions of Shareholders shall be taken by single class voting of all outstanding Shares of each Series whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Series, then only the Shareholders of the Series so affected shall be entitled to vote thereon.

NUMBER OF VOTES AND MANNER OF VOTING; PROXIES

Section 2. On each matter submitted to a vote of the Shareholders, each holder of Shares of any Series shall be entitled to a number of votes equal to the number of Shares of such Series standing in his name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-laws to be taken by Shareholders.

MEETINGS

Section 3. Meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the, Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than ten percent (10%) of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of thirty (30) days after written application by Shareholders holding at least ten percent (10%) of the Shares then outstanding requesting that a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the By-laws, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

RECORD DATES

Section 4. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than sixty (60) days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to a vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

QUORUM AND REQUIRED VOTE

Section 5. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting of which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series.

ACTION BY WRITTEN CONSENT

Section 6. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof or of the Shares of any particular Series as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of Shareholders to the same extent and for the same period as proxies given in connection with a Shareholders' meeting. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

INSPECTION OF RECORDS

Section 7. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

ADDITIONAL PROVISIONS

Section 8. The By-laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provision hereof.

                                   ARTICLE IX

                                    CUSTODIAN

APPOINTMENT AND DUTIES

Section 1. The Trustees shall at all times employ a bank or trust company having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be required by the 1940 Act:

(1) to hold the securities owned by the Trust and deliver the same upon written order;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

(3)      to disburse such funds upon orders or vouchers;

                           The Trust may also employ such custodian as its
agent:

(1) to keep the books and accounts for the Trust and furnish clerical and accounting services;

(2) to compute, if authorized to do so by the Trustees, the Net Asset Value of the Trust or any Series thereof in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

          The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000).

CENTRAL CERTIFICATE SYSTEM
Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

                                   ARTICLE X
                               ------------------

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION

Section 2. Each person who shall be or shall have been a Trustee or officer or employee or agent of the Trust or who shall serve or shall have served at its request as a director or officer or employee or agent of a corporation or organization or as a trustee or officer or employee or agent of an association or trust, in which the Trust directly or indirectly owns stock or shares or of which the Trust is a creditor or in the affairs or prosperity of which the Trust has any other lawful interest, shall to the extent possible under the law at the time in effect (including Section 17(h) of the Investment Company Act of 1940, which section is summarized in the following paragraph of this Section 2), and without prejudice to any other rights he might have, be reimbursed by the Trust for, and be indemnified by the Trust against, all liabilities and expenses at any time imposed upon or reasonably incurred by him in connection with, arising out of or resulting from any claims made, action, suit or proceeding in which he may be involved, as a party or otherwise, or with which he may be threatened, by reason of any action alleged to have been taken or omitted by him as such trustee, director, officer, employee or agent whether or not he continues to be such trustee, director, officer, employee or agent, at the time any or all of such liabilities or expenses, including amounts paid or incurred by him in connection with reasonable settlements (other than paid to the Trust itself), of any claim, action, suit or proceeding, shall be imposed upon or incurred by him. The matters covered by the foregoing indemnity shall not include liabilities or expenses imposed or incurred in connection with any matters as to which such person shall be finally adjudged in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust. Reimbursement or indemnification hereunder may include payments by the Trust of costs and expenses. incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification hereunder.

                  Notwithstanding anything herein, no indemnification shall be provided for any Trustee, officer, employee or agent of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Each such person shall, by reason of his continuing such service or accepting such election or employment, have the right to be reimbursed and indemnified by the Trust, as above set forth, with the same force and effect as if the Trust, to induce him to continue so to serve or to accept such election or employment, specifically agreed in writing to reimburse and indemnify him in accordance with the foregoing provisions of this section. No trustee or officer of the Trust shall be liable to anyone for making any good faith determination as to the existence or absence of liability of the Trust hereunder or for making or refusing to make any payment hereunder.

                  Nothing therein contained is intended to or shall prevent a settlement by the Trust prior to final adjudication of any claim (including claims for reimbursement or indemnification under this Section 2) against the Trust when such settlement appears to be in the interests of the Trust.

                  The rights of indemnification hereby provided shall not be exclusive or affect other rights to. which any trustee, director, officer, employee or agent may be entitled. As used in this paragraph, the term "trustee", "director", "officer", "employee" and "agent", include their respective heirs, executors and administrators, and an "interested" trustee, director, officer, employee or agent is one against whom as such the proceeding in question or another proceeding on the same or similar grounds is then pending.

SHAREHOLDERS

Section 3. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of such a corporation or other entity, its corporate or other general successor) shall be entitled out of the trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

                                   ARTICLE XI

                                  MISCELLANEOUS

TRUST NOT A PARTNERSHIP

Section 1. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OF SURETY
-------------------------------------------------------------

Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XI and to Article X, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XI and to Article X, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion of exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

TERMINATION OF TRUST

Section 4.

(a) This Trust shall continue without limitation of time but subject to the provisions of sub-sections (b), (c) and (d) of this Section 4.

(b) The Trustees, with the approval of the Shareholders by Majority Shareholder Vote may sell and convey the assets of the Trust or a particular Series thereof to another trust, partnership, association or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or such particular Series thereof and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust or such particular Series thereof then outstanding.

(c) Subject to a Majority Shareholder Vote, the Trustees may at any time sell and convert into money all the assets of the Trust or a particular Series thereof and upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or a particular Series thereof, shall distribute the remaining assets of the Trust or such particular Series thereof ratably among the holders of the outstanding shares.

(d) Upon completion of the distribution of the remaining proceeds or the remaining assets of the Trust as provided in sub-sections (b) and (c) the Trust shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

FILING OF COPIES, REFERENCES, HEADINGS

Section 5. The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy, certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. References to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section 6. The trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

AMENDMENTS

Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part thereof. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XI.

FISCAL YEAR

Section 8. The fiscal year of the Trust shall end on a specified date as set forth in Article VIII of the By-laws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

          IN WITNESS WHEREOF, the undersigned, being the initial Trustees of the Trust, have executed this instrument this 12th day of February, 1987.




                                                 William A. Oates, Jr., Trustee
                                                 201 Village Avenue
                                                 Dedham, MA




                                                 Ernest E. Monrad, Trustee
                                                 91 Dean Road
                                                 Weston, MA



                                                 Robert B. Minturn, Jr., Trustee
                                                 53 Clarendon Street
                                                 Boston, MA

-------------------------------------------------------------------------------

Exhibit 4

                                    Northeast

                                 Investors Growth Fund

--------------------------------------------------------------------------------

                                    Shares of

                               Beneficial Interest

--------------------------------------------------------------------------------
                              For __________shares

                                    Issued to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Dated______________19

                              From whom transferred

--------------------------------------------------------------------------------


                              Dated______________19

--------------------------------------------------------------------------------
                              No. Original Cert.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               No. Original Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            No. of Shares Transferred

--------------------------------------------------------------------------------


Received Certificate No.
For_________________Shares
This______day of ________19
========================


No.__________                       Northeast                 ____________Shares
                                Investors Growth

                                 CUSIP 664199106

This Certifies that___________________________________________________________
is the owner of______________________________________________________shares of beneficial interest in Northeast Investors Growth Fund, without par value, fully paid and non-assessable, the shares being issued, received and held under and subject to the terms and provisions of the Declaration of Trust dated February 12, 1987, establishing Northeast Investors Growth Fund, and any and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate imposes no liability upon the Trustees except for the application of the assets of the Trust with the provisions of said Declaration of Trust.


                 In Witness Whereof, the Trustees of Northeast Investors Growth Fund have caused this certificate to be signed.

                                      ==========================================
                                                           , Trustee

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-as tenants in common TEN ENT-as tenants by the entireties JT TEN-as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-.........Custodian..........
                   (Cust)             (Minor)
                  under Uniform Gifts to Minors
                  Act.........................
                              (State)

Additional abbreviations may also be used though not in the above list.

For the Value Received..........................hereby sell, assign and transfer unto ...........................................................................
.................................................shares of beneficial interest in
Northeast Investors Growth Fund, represented by the within certificate and hereby irrevocably constitute and appoint......................................
attorney to transfer said shares upon the books of said Trust with full power of substitution in the premises.

Dated.........................
........................................
   (Signature of Seller)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without enlargement, alteration or any change whatever and to the extent set forth in the prospectus, must be guaranteed by a commercial bank, trust company, Massachusetts or New York savings bank, federal savings and loan association or member firm of a recognized exchange.
--------------------------------------------------------------------------------



Exhibit 5

ADVISORY AND SERVICE CONTRACT

AGREEMENT made this 1st day of May, 1987 between NORTHEAST INVESTORS GROWTH FUND, a Massachusetts business trust( the "Fund") and NORTHEAST MANAGEMENT & RESEARCH COMPANY, INC., a Massachusetts corporation (the "Adviser").

WITNESSETH: in consideration of the promises made in this agreement, the parties hereto are mutually agreed as follows:

1. Duties of Adviser. The Fund hereby employs the Adviser to furnish to the Fund such management, investment advisory, bookkeeping, statistical and research facilities and services as may be required from time to time by the Fund, subject to the supervision of the Fund's trustees for the period and on the terms set forth in this agreement. The investment of funds shall be subject to all applicable restrictions of the Declaration of Trust and By-Laws of the Fund, each as from time to time amended and to any policies which may from time to time be established by the Fund's trustees.

The Adviser hereby accepts such employment and agrees during the term of this agreement, at its own expense, to render the services and to assume the obligations set forth in this agreement, for the compensation provided.

2. Allocation of Charges and Expenses.
   (A)  Allocable to the Fund
        The Fund assumes and shall pay all charges and expenses (including initial costs and charges of the Fund incurred in connection with its organization and the commencement of its operations) which may be properly payable by it and, in addition, those that are not hereinafter specified to be paid by Adviser, including, without limitation:
        (a) the charges and expenses o fany custodian or depository appointed by the Fund for safekeeping of its cash, portfolio securities and other property; (b) the charges and expenses of its auditors; (c) the charges and expenses of any stock transfer or dividend disbursing functions or of any stock transfer or dividend disbursing agent or agents appointed by the Fund; (d) broker' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; (e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) the cost of share certificates representing shares of the Fund; (g) the costs of issue, sales, repurchase and redemption of the Fund's shares; (h) all fees and other governmental charges involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions; (i) costs and expenses involved in complying with the laws and regulations of all governmental bodies regulating the Fund and the issue and sale of its securities; (j) all costs and expenses involved in preparing, printing and distributing prospectuses, except those used in soliciting new accounts; (k) all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements, notices and reports to shareholders; (l) fees and travel expenses of trustees of the fund who are not affiliated with the Adviser; (m) charges and expenses of legal counsel in connection with matters relating to the Fund; (n) association dues; (o) postage; (p) the cost of premiums on the bonds of the Fund's officers, employees and others engaged, directly or indirectly, in activities relating to the business of the Fund; and (q) the salaries of employees of the Fund engaged in the foregoing activities.

   (B) Allocable to Adviser Adviser shall:
        (a) Furnish without expense to Fund the services of such members of its organization as may be duly elected officers or trustees of Fund; (b) Pay all executive officers' salaries, if any, and executive expenses and office rent of the Fund required in the management of the affairs of the Fund; (c) pay all expenses in performing the investment advisory duties specified; (d) provide bookkeeping services and calculate the net asset value of the Fund's shares; and (e) In addition to the foregoing, the Adviser in its discretion but with approval of Fund's trustees may assume and pay, or reimburse Fund for, all or part of certain of the charges and expenses allocable to Fund as specified in Section 2 herein, for a reasonable period in order to maintain a more reasonable ratio of expenses to assets of Fund. However, it is expressly understood that any such action by Adviser is entirely voluntary and the payment by Adviser of any such charges and expenses allocable to Fund under said Section 2 during any month of any year in no way obligates Adviser to continue to pay such charges and expenses in subsequent accounting periods.

The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired.

3. Compensation of the Adviser. For the services to be rendered, and the payments to be made by the Adviser, as provided in Section 1 and 2 of this agreement, for each calendar month, the Fund shall pay to the Adviser on the last day of such calendar month a fee of 1/2 of one percent of the average net asset value of the Fund to and including $10,000,000 1/16 of one percent of the average net asset value of the Fund in excess of $10,000,000 to and including $30,000,000 and 1/24 of one percent of the average net asset value of the Fund in excess of $30,000,0000, such average net asset value to be the average of the net asset value, determined as of the close of business on each business day during such month pursuant to the provisions of the Declaration of Trust, of all the issued and outstanding shares of the Fund.

  For the month in which this agreement terminates, there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during such month.

4. Affiliations of Personnel of Investment Adviser. It is understood that the trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, or stockholders or otherwise, and that the directors, officers and stockholders of the Adviser are or may be interested in the Fund as trustees, officers, agents, shareholders, or otherwise. In connection with purchases or sales of portfolio securities for the account of the Fund neither the Adviser nor any director or officer of the Adviser shall act as a principal or receive any commission other than its compensation provided for in Section 3 hereof.

5. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this agreement.

6. Compliance with Federal Laws, Declaration of Trust and By-Laws, Commission Rules, etc. This Agreement will be performed in accordance with the requirements of the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as investment adviser, an affiliated person of the Fund or otherwise the Adviser will comply with the provisions of the Declaration of Trust and By-Laws of the Fund, and with the provisions of the Investment Company Act of 1940 and the Rules and Regulations of the Securities and Exchange Commission ("S.E.C.") thereunder.

7. Disclosure of Certain Investments. The Adviser will furnish to the Fund from time to time, a list setting forth all corporations or other business organizations of which any of its directors or officers own beneficially more than one-half of one percent of the shares, securities or other evidences of interest, together with the name of each such officer or director and a statement describing the extent of his interest in each such corporation or other business organization.

8. Maintenance of Records in the United States. The Adviser will maintain in the United States and preserve therein for such period or periods as the S.E.C. shall prescribe by rules and regulations applicable to the investment advisers of investment companies registered under the Investment Company Act of 1940, as amended, such accounts, books and other documents as are necessary or appropriate to record its transactions with the Fund.

9. Duration and Termination of this Agreement. This agreement shall become effective on the day first above written and shall remain in force until May 1, 1989 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Fund's Trustees, or by vote of a majority of the outstanding shares of the Fund [as defined in Section 2(a) (40) of the Investment Company Act of 1940] and also by a majority of such Trustees who are not interested persons [as defined in Section 2(a) (19) of said Act] of the Adviser or the Fund.

         This agreement may be terminated at any time without the payment of any penalty, by vote of the Fund's trustees or by vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, on sixty (60) days written notice to the other party.

         This agreement shall automatically terminate in the event of its assignment by the Adviser, the term "assignment" for this purpose having the meaning defined in Section 2(a) (4) of the Investment Company Act of 1940.

         If at any time during the existence of this agreement the Fund shall deem it necessary or advisable in the best interests of the Fund that an amendment of this agreement be made in order to comply with the recommendations or requirements of the S.E.C. or other governmental authority or to obtain any advantage under State or Federal tax laws and shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Fund may terminate this agreement forthwith by written notice to the Adviser.

10. Amendment of this Agreement. No Amendment to this agreement shall be effective until approved by vote of a majority of the shares of the Fund.

11. Notices. Any notice under this agreement shall be in writing, addressed and delivered, or mailed postage paid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Adviser shall be 50 Congress Street, Boston, Massachusetts 02109.

12. Disclaimer of Liability. The term "Northeast Investors Growth Fund" means and refers to the Trustees from time to time serving under the Declaration of Trust of the Trust dated February 12, 1987, as the same may be subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, stockholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Declaration of Trust of the Trust.



IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.


                                NORTHEAST INVESTORS GROWTH FUND

                                By:___________________________
                                   William A. Oates, Jr., President


                                NORTHEAST MANAGEMENT & RESEARCH
                                COMPANY, INC.


                                By:_____________________________
                                   William A. Oates, Jr., President





--------------------------------------------------------------------------------
Exhibit 14.1


                                    NORTHEAST
                                    INVESTORS
                                    ROTH IRA
                              DISCLOSURE STATEMENT
                               50 Congress Street
                                   Suite 1000
                        Boston, Massachusetts 02109-4096
                            Telephone: 1-617-523-3588
                                 1-800-225-6704

                                TABLE OF CONTENTS
                                                                            Page
INTRODUCTION                                                    1
        Roth IRA vs. Traditional IRA                            1
ESTABLISHING A ROTH IRA                                         1
        How To Open A Roth IRA                                  1
        How To Open A Conversion Or Rollover Roth IRA           2
        How To Open A Spousal Roth IRA                          2
        How To Withdraw From A Roth IRA                         2
        Summary                                                 3
GENERAL INFORMATION                                             3
        Revocation                                              4
        Three Important Points                                  4
        Investments                                             5
ELIGIBILITY                                                     5
        Roth IRAs For You And Your Spouse                       5
        Roth IRAs For Divorced Individuals                      5
CONTRIBUTIONS                                                   5
        IRA Annual Contribution Limits                          5
        Coordination With Traditional IRA Contributions         6
        Special Catch-Up Contribution Rules                     6
        Adjusted Gross Income                                   6
        Contribution Limits Based On AGI                        7
        Due Date For Contributions                              7
        Conversion Or Rollover Contributions From A
        Traditional IRA                                         8
        Will Conversion Of My Traditional IRA Be Advantageous?  8
        Rollovers From One Roth IRA To Another                  9
DEDUCTIONS                                                      9
        No Deductions                                           9
        Income Tax Credit For Contributions                     9
INVESTMENTS                                                    10
        Investment Choices                                     10
        Growth Of Your Account                                 10
EXCESS CONTRIBUTIONS                                           10
RECHARACTERIZING YOUR CONTRIBUTION                             11

WITHDRAWALS                                                    12
        Withdrawals From Your Roth IRA                         12
        No Mandatory Withdrawals At Age 70 1 /2                15
        How To Make Withdrawals                                15
A WORD ABOUT REPORTING                                         15
DEATH BENEFITS                                                 15
SOME THINGS TO AVOID                                           16
MAINTENANCE FEE AND OTHER CHARGES                              16
        Annual Maintenance Fee                                 16
        Tax Withholding Fee                                    16
STATE TAX RULES                                                17
IRS REPORTS AND RETURNS                                        17
NORTHEAST INVESTORS ROTH IRA CUSTODIAL AGREEMENT               18
NORTHEAST INVESTORS ROTH IRA APPLICATION FORM                  23
NORTHEAST INVESTORS ROTH IRA TRANSFER FORM                     29
NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL FORM              31

                               NORTHEAST INVESTORS
                          ROTH IRA DISCLOSURE STATEMENT
INTRODUCTION
This Northeast Investors Roth IRA Disclosure Statement (the Disclosure Statement) provides a general, non-technical explanation of the rules governing your Northeast Investors Roth Individual Retirement Account (Roth IRA). However, the Northeast Investors Roth IRA Custodial Agreement (the Custodial Agreement) and Northeast Investors Roth IRA Application Form (the Application Form) are the primary documents controlling the terms and conditions of your Northeast Investors Roth IRA, and these shall govern should there appear to be any inconsistency with the Disclosure Statement.

The Disclosure Statement reflects the provisions of the Internal Revenue Code (the Code) as in effect as of the date the Disclosure Statement was prepared. Please consult your tax advisor for more complete information and to review any applicable tax law changes. Also, refer to the Internal Revenue Services (the
IRS) Publication 590 or visit the IRS website at www.irs.gov for additional information.

Roth IRA vs. Traditional IRA

This Disclosure Statement describes the Northeast Investors Roth IRA, which became available January 1, 1998. The booklet does not describe our Traditional IRA, which has been available for many years.
The main difference between a Roth IRA and a Traditional IRA is that contributions to a Traditional IRA may be deductible on your Federal income tax return. Later, withdrawals are taxable (except for any prior nondeductible contributions). Contributions to a Roth IRA are not deductible. However, withdrawals that meet certain requirements are not included in your taxable income. This means that income and growth achieved while your contributions were in the Roth IRA can be withdrawn tax-free, a unique benefit. Also, unlike a Traditional IRA, contributions to a Roth IRA may be made after age 70 1 /2 , and during your lifetime there are no mandatory required minimum distribution rules for Roth IRAs.
Different features of Roth IRAs and Traditional IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Northeast Investors Traditional IRA, please call us at 1-800-225-6704.
Finally, please note that because Roth IRAs are relatively new, many of the tax law rules are not definitively set forth. The IRS has issued proposed regulations on Roth IRAs, but these are subject to change. The material in this booklet is based on the latest available information. However, if you have a specific question about how the Roth IRA rules apply to your particular situation or about the latest Roth IRA developments or any changes in the rules, consult a qualified professional or the IRS.

ESTABLISHING A ROTH IRA

HOW TO OPEN A ROTH IRA
To open a Northeast Investors Roth IRA, please complete and sign the enclosed Application Form, and if needed the Northeast Investors Roth IRA Transfer Form (the Transfer Form). Please make sure that sections 1 through 4 of the Application Form are completed and that you sign in section 5. Send the completed and signed Application Form along with either a check for your initial contribution or the Transfer Form if applicable.

A minimum of $500 is required to open your Roth IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Roth IRA as long as you do not exceed the limits on contributions. For further information regarding the contribution rules, please see the Contribution section herein.

HOW TO OPEN A CONVERSION OR ROLLOVER ROTH IRA
If your (or your and your spouses combined) adjusted gross income does not exceed $100,000, you may convert your existing Northeast Investors Traditional IRA to a Roth IRA. Or you may establish a Northeast Investors Roth IRA to receive a rollover distribution or a direct transfer from a Traditional IRA account with another custodian, thus converting it into a Roth IRA. (You may not rollover or convert a Traditional IRA to a Roth IRA if you are married but file a single tax return, or if your adjusted gross income for the year exceeds $100,000.) A conversion or rollover from a Traditional IRA will not be subject to a 10% premature withdrawal penalty, but the taxable amount converted or rolled over will be subject to Federal income tax at the time of the rollover or conversion. State tax rules may be different. For further information regarding rollovers/conversions, please see Conversion Or Rollover Contributions from a Traditional IRA section herein. You may elect to open a Roth IRA account to hold both annual contributions and conversion, rollover or transfer amounts by simply completing one Roth IRA Application Form, and if needed, one Roth IRA Transfer Form. You must complete separate Roth IRA Application Forms (as well as, if necessary, a Roth IRA Transfer Form) if you want to maintain separate Roth IRA accounts to hold annual contribution amounts and amounts converted, rolled over or transferred. Also, you may roll over a withdrawal from another Roth IRA with a different custodian, or make a direct transfer from the other Roth IRA, to a Northeast Investors Roth IRA. For a conversion or direct rollover, complete the Roth IRA Application Form and the Roth IRA Transfer Form.

HOW TO OPEN A SPOUSAL ROTH IRA
For a spousal Roth IRA, your spouse must complete a Roth IRA Application Form (sections 1 through 4). You may be eligible to contribute up to a combined maximum of twice the individual annual contribution limit to your Roth IRA and the spousal Roth IRA. For further information regarding Roth IRAs for your spouse, please see the Eligibility and Contribution sections herein.

HOW TO WITHDRAW FROM A ROTH IRA
A Northeast Investors Universal Withdrawal Authorization Form (the Withdrawal
Form) is enclosed in this booklet and additional forms may be requested from Northeast Management & Research Company, Inc. You generally must be at least age 59 1 /2 and have a Roth IRA account that has been open for five or more years to take a tax-free withdrawal representing earnings or share growth in your account. (You may withdraw the principal amount contributed without incurring additional tax or penalty.) A signature guarantee is required on all withdrawals over $5,000. For further information on withdrawals, please see the Withdrawals section herein. If you do not meet the requirements for a tax-free withdrawal, the earnings and appreciation in your Roth IRA account that you withdraw will be taxable. Also, if you are under 59 1 /2 the 10% IRS penalty tax will apply unless there is an available exception.

SUMMARY
In summary, please send the following: (1) the Roth IRA Application Form with sections 1 through 4 completed and section 5 signed; (2) a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc.; (3) the completed Roth IRA Transfer Form for a conversion or direct rollover and (4) a check in the amount of $10.00 if you are paying the annual maintenance fee.
All checks should be payable to Northeast Management & Research Company, Inc. Send all completed forms, checks and any other correspondence to:

Northeast Management & Research Company, Inc.
50 Congress Street, Suite 1000
Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704. RETAIN A PHOTOCOPY OF THE COMPLETED FORMS, CHECK AND ANY OTHER CORRESPONDENCE FOR YOUR RECORDS.
GENERAL INFORMATION
A Northeast Investors Roth IRA is a convenient and sensible method of saving for retirement or other long-term needs. The Roth IRA is named for Senator William Roth, who pushed for the Roth IRA concept. Roth IRAs became available in 1998. In a Traditional IRA, you may get a tax deduction when your contributions go in, but you pay income tax on the amount that comes out. With a Roth IRA, there is no deduction for contributions, but qualified withdrawals come out of the Roth IRA tax-free. In a Traditional IRA, each year you are generally permitted to contribute up to the IRA annual contribution limit in effect for that year. If you meet certain rules, you may deduct your contribution and therefore you are not taxed as a part of your overall Federal income tax for that year on the amount you contributed to the Traditional IRA. However, if you deducted your annual Traditional IRA contributions, a withdrawal from the Traditional IRA is taxable as income in the year of the withdrawal.
With a Roth IRA, on the other hand, amounts contributed are not deductible and therefore do not reduce your taxable income for the year for which the contribution is made. However, withdrawals are tax-free if you have had any Roth IRA account in effect for at least five years and you are at least 59 1 /2 years old or have another qualifying reason for the withdrawal. With a Roth IRA you pay tax now on the principal amount, but you do not pay tax on the earnings and growth in value of your account. In general, a couple filing jointly may be able to invest as much as twice the IRA annual contribution limit in effect for a year in spousal Roth IRAs if their adjusted gross income is $150,000 or less. An individual taxpayer with annual income up to $95,000 may be able to contribute up to the IRA annual contribution limit in effect for the year. You must have compensation or earned income at least equal to your contribution. Within these rules anyone can have a Roth IRA, including individuals who are age 70 1 /2 or older and participants in company sponsored profit sharing, 401(k) or retirement plans, or a SEP or SIMPLE IRA plan maintained by an employer. Individuals can also maintain both Traditional and Roth IRAs. However, contributions to both the Traditional and Roth IRAs count against the IRA annual contribution limit in effect for the year.
You may also convert, rollover or transfer amounts from an existing Traditional IRA into a Roth IRA if your (or your and your spouses combined) adjusted gross income for a year is less than $100,000. The amount converted or rolled over is subject to regular Federal income tax for the year of the conversion or rollover as if withdrawn. However, the 10% early withdrawal penalty that generally applies to early withdrawals from Traditional IRAs does not apply. You may establish a Roth IRA account to receive amounts converted or rolled over from a Traditional IRA in a year and keep it separate from any Roth IRA you have for annual contribution amounts. Contributions to your Roth IRA are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide (there is a $500 minimum investment for each fund). You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other.
The growth of your Roth IRA (both earnings and appreciation) is exempt from Federal income tax while it accrues. Generally, you may make withdrawals from the principal amount contributed to your Roth IRA at any time without tax or penalty. If you are at least 59 1 /2 , and you have had a Roth IRA account for at least five years, withdrawals of earnings or growth in your account will also be tax-free.
A Roth IRA must meet certain requirements of the Internal Revenue Code. The agreement establishing the Roth IRA must identify the account as a Roth IRA and must provide that the custodian is a bank and that contributions will be in cash. The Northeast Investors Roth IRA Custodial Agreement is designed to meet the requirements so that your Roth IRA will receive the favorable Federal income tax treatment provided by law.

Revocation
You may revoke your Roth IRA within seven calendar days after Northeast Management & Research Company, Inc. receives the Roth IRA Application Form establishing your Roth IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses.
To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 1-617-523- 3588 or 1-800-225-6704.

Three Important Points
First, this Disclosure Statement summarizes the Federal tax treatment of Northeast Investors Roth IRAs. State taxes on Roth IRAs may vary from Federal taxes. A further word on this can be found under the State Tax Rules section herein. However, consult your tax advisor for additional information. Second, if you are uncertain about whether you are eligible for a Northeast Investors Roth IRA, or about when or how much you should contribute to or withdraw from your Roth IRA, or about the merits of converting an existing Traditional IRA to a Roth IRA, consult your tax or financial advisor or the Internal Revenue Service. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors has no responsibility for determining your eligibility for a Roth IRA, or the proper time or amount of any contribution or withdrawal, or the tax treatment of any withdrawal.
Third, the language contained in Articles I to VII of the Custodial Agreement use the precise language of IRS Form 5305-RA, a form the IRS promulgated to set forth the terms or conditions which must be contained in a Roth IRA agreement to be a valid Roth IRA under Code Section 408A. This use of the IRS-approved language does not mean that the IRS approves the merits of investing in a Northeast Investors Roth IRA. It simply means that the form of Articles I to VII of the printed terms and conditions for the Northeast Investors Roth IRA document satisfied the requirements of the IRS.
If you have any questions about your Roth IRA, you can obtain further information at any district office of the Internal Revenue Service.

Investments
Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose, see Investment section herein. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectuses for the funds. Read the prospectus(es) before investing.

ELIGIBILITY
Roth IRAs For You And Your Spouse
To make contributions to your Roth IRA, you must have received compensation or earned income during the year. However, your eligibility to make contributions to a Roth IRA phases out at high-adjusted gross income levels (see page 7). Contributions to a Roth IRA may also be made on behalf of your spouse from your compensation. This is called a spousal Roth IRA and is available only if you file a joint tax return with your spouse for the year. Your spouse must open his or her own spousal Roth IRA to receive the contributions. Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are (or, in the case of a spousal Roth IRA, your spouse is) older than age 70 1 /2 . Roth IRAs For Divorced Individuals If you are divorced, for Roth IRA purposes, compensation includes any alimony you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, you may have a Roth IRA and contribute to it from your taxable alimony (and any other actual compensation or earned income you have).

CONTRIBUTIONS
IRA Annual Contribution Limits
For each year when you are eligible (see above), you can make annual contributions up to the lesser of your IRA annual contribution limit (see the table below) or 100% of your compensation (or earned income, if you are self-employed).

                                IRA Annual Contribution Limits*
Year                                          Limit
2002-2004                                     $3,000
2005-2007                                     $4,000
2008                                          $5,000
2009 and future years $5,000 increased by cost-of-living adjustments (in $500 increments) * Special Catch-up Contributions rules may apply If your contributions to your Roth IRA for a year were less than the IRA annual contribution limit for that year, you cannot contribute more in a later year to make up the difference.
An eligible single taxpayer can contribute up to the IRA annual contribution limit for a year to his or her Roth IRA (or 100% of compensation or earned income, if less). An eligible married couple filing a joint return can contribute as much as twice the IRA annual contribution limit for a year (or 100% of compensation of both spouses, if less) per year to their Roth IRAs. The maximum contribution to the Roth IRA of either spouse is that years IRA annual contribution limit.
See page 7 for reductions in the contribution limits based on adjusted gross income (AGI). Note that married persons who file separate tax returns have limited ability to contribute to a Roth IRA. A married person who files separately may contribute to a Roth IRA only if his or her AGI for the year is below $10,000. (However, if you are married but are filing singly and have lived apart from your spouse for the entire year, you are treated as single for purposes of these rules on eligibility to contribute to a Roth IRA.) Coordination With Traditional IRA Contributions If you make a contribution for a year to a Traditional IRA, the amount of the contribution reduces your Roth IRA contribution limit. For example, if you should contribute $1,000 to a Traditional IRA for 2002, your maximum Roth IRA contribution for 2002 will be $2,000 ($3,000 limit reduced by the $1,000 contribution to your Traditional
IRA)assuming the other Roth IRA requirements are met.
Special Catch-Up Contribution Rules
Beginning in 2002, if you are age 50 or older by the end of any year, you may make special catch-up contributions to your Roth IRA for that year. For 2002 through the end of 2005, the special catch-up contribution is an additional $500 per year. From 2006 on, the special catch-up contribution will be $1,000 per year. If you are age 50 or over by the end of a year, your catch-up limit is added to your IRA annual contribution limit for that year. Congress created these catch-up contributions specifically for older individuals who may have been absent from the workforce for a number of years and so may have lost out on the ability to contribute to an IRA. The catch-up contribution is available to anyone age 50 or older, whether or not they have consistently contributed to a Roth IRA over the years.
Note that the rules for reducing the contribution limit based on AGI also apply to special catch-up contributions. Adjusted Gross Income The maximum amount you may contribute on an annual basis to your Roth IRA depends on your AGI. AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions. For Roth IRA purposes, there are two special rules in determining your AGI. First, AGI is determined without taking into account any deduction you take for a contribution to a Traditional IRA for the year. Second, AGI does not include any amount that you must include in taxable income from converting or rolling over a Traditional IRA into a Roth IRA in a year.

Contribution Limits Based On AGI
The following chart shows Roth IRA contribution limits at different AGI levels:
                                Roth IRA Contribution Limits
                                        (AGI Levels)
                           Full                       Smaller                         No
                        Contribution                Contribution                    Contribution
Single ****************up to $95,000 above      $95,000 up to $110,000            $110,000 and up
Married
(filing jointly) ******up to $150,000 above    $150,000 up to $160,000            $160,000 and up
Married
(filing separately) ***zero                     zero up to $10,000                $10,000 and up

If you are in the Smaller Contribution range, you can determine how much you may contribute as follows:
First, subtract your AGI from the amount in the No Contribution column applicable to you ( i.e., $110,000 for single taxpayers, $160,000 for married taxpayers), and divide that amount by $15,000 (if you are single) or $10,000 (if you are married filing jointly). Second, multiply the amount from the first step by the maximum contribution to get the amount that may be contributed. Round down to the nearest $10. Also, as long as your AGI for a year does not equal or exceed the No Contribution amount that applies to you, you may contribute $200 even if the contribution formula results in an amount smaller than $200. This limit applies to each Roth IRA of a married couple. For example,suppose for 2003 you are a married joint filer with AGI of $155,000. Subtract $155,000 from $160,000, the amount where contributions phase out completely. $160,000 minus $155,000 equals $5,000. $5,000 divided by $10,000 is .5 or 50%. Therefore, you are eligible to contribute 50% of $3,000 ($1,500) to your Roth IRA for 2003 and your spouse may contribute up to 50% of $3,000 ($1,500) to the spouses Roth IRA, a total of $3,000.
You (and your spouse) may also contribute to Traditional IRAs in the same year in which you make contributions to a Roth IRA. However, any contributions to a Traditional IRA reduce the Roth IRA annual contribution limit of $3,000 in effect for 2003 (or compensation for the year, if less) dollar for dollar. In other words, if you and your spouse file a joint tax return and have a combined annual income of at least $6,000 but less than $150,000, you may contribute up to $6,000 to Roth IRAs, or to Traditional IRAs for you and your spouse, or you could divide up contributions between the IRAs any way you like, as long as your contributions to any particular IRA do not exceed $3,000 and total contributions to all IRAs do not exceed $6,000 in 2003. (Of course, the limits on the availability of a deduction for any amount youcontribute to your Traditional IRA will still apply).
Unlike a Traditional IRA, you may make contributions to a Roth IRA even if you (or your spouse) are older than age 70 1 /2 . Moreover, contributions to Roth IRAs may be made without regard to whether you are an active participant in your employers retirement, profit sharing or 401(k) plan.
Due Date For Contributions
You may establish and make a contribution to your Northeast Investors Roth IRA for a particular year if you do so by the due date of your Federal tax return for that year (not including any extensions). Normally, this will be April 15 of the following year. Of course, you may make your contribution earlier and it will start earning sooner.
If an amount is contributed to your Roth IRA between January 1 and April 15, you should inform Northeast Management & Research Company, Inc. which year (the current year or the previous year) the contribution is for. If you do not inform Northeast Management & Research Company, Inc. which year it is to be applied, Northeast Management & Research Company, Inc. can assume, and report to the IRS, that the contribution is for the current year (that is, the year the Company received it).

Conversion Or Rollover Contributions From A Traditional IRA You may convert a portion or the entire account balance of an existing Traditional IRA you maintain with Northeast Investors to a Roth IRA. If you have a Traditional IRA with another sponsor, you can withdraw it and then roll it over within 60 days into a Northeast Investors Roth IRA or direct the current custodian of your other Traditional IRA to transfer it directly to a Northeast Investors Roth IRA. Any of these methods will work to convert a Traditional IRA to a Roth IRA. You are eligible to convert (by any of the three methods) from a Traditional IRA to a Roth IRA if your (or your and your spouses combined) AGI for the year is $100,000 or less. (Note: married couples must file jointly to take advantage of this conversion/rollover option. However, if you are married but are filing individually and have lived apart for the entire year, you are treated as single and joint filing requirement does not apply.) Any amount that you convert from an existing Traditional IRA into a Roth IRA will be subject to Federal income tax in the year in which the conversion occurs. However, any previous nondeductible contributions held in your Traditional IRA are not subject to income tax upon conversion. Also, the 10% penalty for premature IRA withdrawals does not apply to the conversion amount even if you are under age 59 1 /2 . If you convert a Traditional IRA to a Roth IRA by means of a withdrawal from the Traditional IRA followed by a rollover within 60 days to the Roth IRA, the eligibility rules apply to the year of the withdrawal. For example, if you withdraw in December 2002 and rollover to a Roth IRA in January 2003 you must meet the $100,000 limit and married filing jointly requirement for 2002. Also, such a rollover does not use up the one-rollover-per-year limit on certain rollovers among IRAs. You can convert from a Traditional IRA to Northeast Investors Roth IRA by completing the Conversion/Direct Transfer to Roth IRA Form. You may also convert to a Roth IRA either (i) a SEP IRA that you have as a participant in your employers simplified employee pension (SEP) plan, or (ii) a SIMPLE IRA that you have as a participant in an employer SIMPLE IRA plan (but not an employer SIMPLE 401(k) plan). A SIMPLE IRA account must be in effect for at least two years before conversion to a Roth IRA. Conversion may be accomplished by any of the three methods mentioned above. You may if you want to establish a separate Roth IRA account to hold amounts converted/rolled over/transferred in a particular year to keep them separate from annual contribution amounts or conversion/rollover/transfer amounts for a different year. If you convert/rollover/transfer your Traditional IRA but you are not eligible (for example, your AGI for the year exceeds $100,000), see the information under the Recharacterizing Your Contribution section.

Will Conversion Of My Traditional IRA Be Advantageous?
Whether conversion of your Traditional IRA to a Roth IRA will be advantageous depends on a number of factors, including: *Your tax rate now versus your expected tax rate when you will make withdrawals. *Whether you expect to be eligible to make tax-free withdrawals from your Roth IRA. *Whether you expect not to need or want to make withdrawals when you reach
 70 1 /2 .

*The rate of return you expect your Roth IRA to make versus the after-tax rate of return you would make on investments outside the IRA. There may be other factors that apply in your situation. Also, the benefits of converting may depend on the key tax law rules not changing, but this cannot be guaranteed. Consult a qualified tax or financial advisor for advice.

Rollovers From One Roth IRA To Another
As with Traditional IRAs, you may make a rollover from one Roth IRA you have to another (but you may not roll from a Roth IRA to a Traditional IRA). Such rollovers do not count against the annual contribution limits. A rollover must be completed within 60 days after you withdraw from the first Roth IRA. Also, after completing such a rollover from one Roth IRA to another, you must wait a full year before you can make another rollover from the first Roth IRA. In addition, after Roth IRA assets are rolled over from one IRA to another, a second rollover of the same assets cannot be made for a full year. (With Traditional IRAs, the IRS has recognized direct transfers from one IRA custodian to another and presumably the IRS will approve such direct custodian-to-custodian transfers with Roth IRAs also. Such direct transfers from one custodian to another are not considered a rollover and do not use up your one-rollover-per-year opportunity.)

DEDUCTIONS

No Deductions
Unlike a Traditional IRA, contributions to a Roth IRA are not eligible for a deduction in the year in which they are made. The Roth IRA simply provides a vehicle in which your investments may grow tax-free. When you take a qualified withdrawal from the Roth IRA, the entire amount including principal and earnings are redeemed out of the account tax-free.

Income Tax Credit For Contributions
Beginning in 2002, certain taxpayers (that is, age 18 or over, not a full-time student, not a dependent on someone elses return, and AGI in certain range) may be eligible to take a tax credit on their Federal income tax return for a portion of their Roth IRA contributions (for qualifying taxpayers, the tax credit is also available for a portion of their contributions to a Traditional IRA as well). This credit can reduce any Federal income tax you pay dollar-for-dollar. The amount of the credit you get is based on your IRA contributions and your credit percentage. The credit percentage can be as low as 10% or as high as 50%, depending on your AGIthe lower your income, the higher the credit percentage.
The maximum contribution taken into account for the credit for an individual is $2,000. If you are married and filing jointly, the maximum contribution taken into account for the credit is $2,000 each for you and your spouse. The credit phases out and is not available to taxpayers with AGI exceeding $50,000 (married filing jointly), $37,500 (filing as a head of household), or $25,000 (single filer or married taxpayer filing separately).
The contribution amount used for calculating the credit may have to be reduced by any taxable distributions from a retirement plan or IRA that you or your spouse receive during the taxable year you claim the credit, during the two preceding years, or during the period after the end of the taxable year up to the due date for filing your return for that year. After these reductions, the maximum annual contribution eligible for the credit per person is $2,000.

The amount of your credit in any year cannot exceed the amount of tax that you would otherwise pay (not counting any refundable credits or the adoption credit) in any year. If your tax liability is reduced to zero because of other nonrefundable credits, then you will not be entitled to the savers credit. There are a number of other rules as well. For additional information, consult the IRS or a qualified professional.

INVESTMENTS

Investment Choices
Contributions to your Northeast Investors Roth IRA must be invested in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund. You may invest part of each contribution in each fund. Simply indicate your choice in the Application Form when you open your Northeast Investors Roth IRA. Also, you can direct the custodian to exchange a specified portion of the Northeast Investors Trust shares in your Roth IRA to Northeast Investors Growth Fund or vice versa.
Investments or exchanges are subject to the $500 minimum investment requirement applicable to each fund. Before investing, be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each, and applicable fees and expenses.

Growth Of Your Account
Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares. Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution. Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund, generally paid annually. In addition, shareholders receive an annual capital gains distribution equal to substantially all of the Funds net realized capital gains (reduced by any available capital loss carry forwards). Each share receives a proportionate amount of any dividend or distribution. Because the net income of Northeast Investors Trust and or Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed. For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

EXCESS CONTRIBUTIONS
An excess contribution occurs if for a year you contribute more to your Roth IRA or a spousal Roth IRA than the maximum allowed for that year. The excess is the difference between the amounts you actually contributed and the maximum allowed. For example, if you contributed $3,500 to your own Roth IRA for 2003 and you are not age 50 or over, you would have a $500 excess contribution. (Remember that the maximum contributiongenerally the IRA annual contribution limit for a year or 100% of compensation or earned income, if lessis reduced by any contributions to a Traditional IRA. Also, the contribution limit phases out for single taxpayers with adjusted gross income above $95,000 or married taxpayers with adjusted grossincome above $150,000.) If you have an excess contribution, you must pay an IRS penalty of 6% of the excess contribution. You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your Federal income tax return for the year for which the excess contribution was made. Net income on the excess must accompany the withdrawal. The net income is included in your taxable income for the year for which the excess contribution was made and is subject to income taxes and to the 10% penalty tax if you are not at least age 59 1 /2 (and no other exception applies). If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. In each subsequent taxable year, any excess amounts remaining in your Roth IRA will be taken into account to determine excess penalties in those subsequent years. You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Roth IRA. To reduce the excess, you may do one of two things. First, you may withdraw the excess; the withdrawal is not considered taxable income. The other is simply to contribute less in a subsequent year than the maximum amount allowed. The difference between the maximum allowed and the amount you did contribute reduces the excess in your Roth IRA dollar for dollar.

RECHARACTERIZING YOUR CONTRIBUTION
You can undo a conversion of a Traditional IRA to a Roth IRA using a process called recharacterization. There are many tax and financial reasons why you may want to recharacterize. For example, at the end of a year in which you converted from a Traditional IRA to a Roth IRA you may discover that your AGI exceeds $100,000 and you were thus ineligible to convert. Current law does not place any restrictions on the reasons for recharacterizing. (See Conversion Or Rollover Contributions From A Traditional IRA section set forth herein). To perform a recharacterization, you must notify the custodian or trustee of the Roth IRA that is holding the converted amount that you want to recharacterize and the custodian or trustee of the Traditional IRA that will receive the recharacterized amount. The total amount converted, along with any earnings or loss allocable to the converted amount, must be recharacterized. Recharacterization is accomplished by a trustee-to-trustee transfer from the Roth IRA holding the amount to the Traditional IRA that will receive the recharacterized amount. A recharacterization must be completed by the due date for filing your income tax return. Under current law, you may convert and recharacterize for any reason. Also, if you convert and then recharacterize during a year, you can then convert to a Roth IRA a second time if you wish, but you must wait until the later of the next tax year after your original conversion or until 30 days after your recharacterization. Under the current IRS rules, you are limited to one conversion of an account per year. If you convert an amount more than once in a year, any additional conversion transactions will be considered invalid and subject to rules for excess contributions.

Caution: The IRS rules on conversion and recharacterizations are very complex and have been subject to change in the past. Consult your personal tax advisor for the latest developments and for assistance with conversion or recharacterization transactions.


WITHDRAWALS

WITHDRAWALS FROM YOUR ROTH IRA
Unlike Traditional IRAs, Roth IRAs are not tax deductible. However, qualified withdrawals, including any earnings are generally free from Federal income taxes. For a tax-free withdrawal, your Roth IRA must have been in effect for at least five years and at least one of the following conditions must be satisfied:
*You are age 59 1 /2 or older when you make the withdrawal. *The withdrawal is made by your beneficiary after you die.
*You are disabled (as defined in IRS regulations) when you make the withdrawal *You are considered disabled if you are unable to engage in any substantial gainful activity because of a physical or mental impairment which can be expected to result in death or to be of long-lasting or indefinite duration).
*You are using the withdrawal to cover eligible first time homebuyer expenses incurred by you or your spouse, or a child, grandchild or parent or grandparent of you or your spouse. Such a person is considered a first-time homebuyer if he or she did not have an ownership interest in a principal residence within the two year period ending on the homes acquisition date. Eligible expenses include the cost of purchase, construction or reconstruction of a principal residence (including customary settlement, financing or closing costs). First-time homebuyer distribu-tions are subject to a $10,000 lifetime maximum per individual homebuyer.
For Roth IRAs started with a conversion or rollover of a Traditional IRA, the five-year period begins with the year in which the conversion or rollover was made. For a Roth IRA started with a normal annual contribution, the five-year period starts with the year for which you made the initial contribution. Once the five year requirement is satisfied for any Roth IRA you own, it is considered satisfied for all of your Roth IRAs (even if the Roth IRA you are actually withdrawing from has been in effect for fewer than five years). If the withdrawal from the Roth IRA is a qualifying withdrawal, you pay no income tax on any portion of the amount withdrawn, and there is no penalty assessed. If the withdrawal is not qualified, you will not be assessed any tax or penalty on any amounts treated as a return of your own contributions to the account. However, any earnings or interest or growth in value included in the amount withdrawn will be taxed as ordinary income in the year of the withdrawal and will be subject to a 10% premature withdrawal penalty (unless an exception applies). For example, lets say you are single, over age 50, your compensation in 2003 is $40,000 and you contribute $3,500 (the maximum amount) to your Roth IRA. Your taxable income will still be $40,000 (unlike a Traditional IRA, there is no deduction for amounts contributed to your Roth IRA). Assume also that you earned $1,500 on your Roth IRA account over five years. Starting in the year 2008 (five years after 2003 when you started the Roth IRA), if you were 59 1 /2 or over (or some other eligibility requirement was met), you could withdraw the entire $5,000 ($3,500 + $1,500) tax-free.
If, on the other hand, you were not 59 1 /2, you could withdraw $3,500 (your own contributions) tax-free because this amount was previously taxed. But the $1,500 in earnings would be taxed as ordinary income in the year withdrawn, and you would be assessed an additional 10% penalty (unless an exception applied). Note that for purposes of determining what portion of any distribution is includible in annual income, the current law says that all of your Roth IRA accounts are treated as if they were one single account. (This rule aggregating all Roth IRAs includes any you may have with another custodian or trustee.) Amounts withdrawn from a Roth IRA are treated as being withdrawn in the following order: 1. All annual contributions.
2. All conversion amounts (on a first in, first out basis).
3. Earnings (including reinvested dividends and growth).
Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or growth until an amount equal to all contributions made to all of an individuals Roth IRA accounts is withdrawn. Note: You may have a Roth with one or more other custodians. All your Roth IRAs are taken into account when applying the tax rules. Therefore, a withdrawal may be treated as being an annual contribution amount under the ordering rule described above even though it comes from a Roth IRA account holding conversion amounts.
This peculiarity makes it especially important that you keep proper records and that you report all withdrawals properly on your Federal income tax returns. The following examples illustrate these concepts:
Example 1: Jane contributed $3,000 to a Roth IRA in 2002 and in 2003. In addition, in the year 2004, Jane converted $5,000 from a Traditional IRA to a Roth IRA. In 2005, Janes Roth IRA account balance is as follows:

        Annual Contributions **********************$ 6,000
        Converted Amounts *************************$ 5,000
        Earnings **********************************$ 1,200
        Total Amount ******************************$10,200

If Jane withdraws $9,000 in 2005, for tax purposes $6,000 will be considered as distributed from her Annual Contributions and neither income tax nor the penalty will apply. Under the ordering rules, the remaining $3,000 will be considered as distributed from the Converted Amount and no income tax or penalty will apply because Jane paid any income taxes due when she converted. If Jane withdraws another $3,000 in 2008, $2,000 of the withdrawal is considered her remaining Converted Amount (not taxable), and $1,000 is considered Earnings (which may be taxable or not depending on whether Jane is age 59 1 /2 or meets one of the other conditions for a tax-free withdrawal).
Example 2: John, a single individual, contributes $1,000 a year to his Northeast Investors Roth IRA account and $1,000 a year to another Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:
                                     Annual
        IRA Type                Contributions           Earnings
Northeast Investors Roth IRA      $10,000               $10,000
Other Roth IRA                    $10,000               $10,000
Total                             $20,000               $20,000

At the end of 10 years, John has $40,000 in both Roth IRA accounts, $20,000 in contributions (in both IRAs) and $20,000 in earnings (in both IRAs). John, who is 40, withdraws $15,000 from his Other Roth IRA. This is not a qualified withdrawal because John is not 59 1 /2 (and no other qualifying circumstance applies). Under the ordering rule, $0 is taxable as income to John. This is because we look at the total amount of Johns annual contributionsin this case $20,000to determine if the withdrawal is from contributions, and thus non-taxable. Here, Johns $15,000 withdrawal is less than his total amount of contributions to both Roth IRAs, and thus no part of the withdrawal is included as taxable income. If John then withdrew $15,000 from his Northeast Investors Roth IRA, $5,000 would not be taxable (his remaining annual contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty (unless an exception applies).

Important: As this example shows, if you have multiple Roth IRAs, the taxation of a withdrawal depends on amounts in all the accounts. Northeast Investors will not necessarily know the correct tax treatment, and will issue Form 1099-R reporting a withdrawal from the Northeast Investors Roth IRA in accordance with IRS rules based on our records of that account. It is your responsibility to keep proper records and to pay any income taxes due on the withdrawal.

If the rules discussed above for a tax-free withdrawal are not satisfied, you must pay an IRS penalty tax of 10% or any taxable portion of the premature withdrawal in addition to regular income taxes on the taxable amount withdrawn. However, there are certain exceptions to the premature withdrawal penalties. These are described in the following paragraphs.

If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered disabled if you are unable to engage in any substantial gainful activity because of a physical or mental impairment, which can be expected to result in death or to be of long-lasting or indefinite duration.

If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty.

The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of eligible higher education expenses or eligible first-time homebuyer expenses during the year.

Eligible higher education expenses include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half-time. The expenses may be for you or your spouse, child or grandchild.

First-time homebuyer expenses include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a first-time homebuyer for this purpose if he or she (and his or her spouse if married) did not own any interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first time homebuyer expenses, regardless of the number of homes purchased.

If your medical expenses in a year exceed 7 1 /2 % of your adjusted gross income
(AGI) for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt.

Starting in the year 2000, an IRS levy on your Roth IRA for unpaid taxes will not be subject to the 10% penalty (regular income taxes will apply to the taxable amount levied from your account). This exception applies only to an actual IRA tax levy on your Roth IRA for unpaid taxes will not be subject to the 10% penalty (regular income taxes will levy; it does not apply, for example, if you withdraw money from you IRA in order to pay overdue taxes.

NO MANDATORY WITHDRAWALS AT AGE 70 1 /2

Unlike a Traditional IRA, during your lifetime you are not required to make withdrawals at any particular times or in any particular amounts. There is no requirement that your first withdrawal begin on April 1 of the year following the calendar year in which you reach age 70 1 /2 . With a Roth IRA, you can take out as little as you want, as late as you want, until your death.

HOW TO MAKE WITHDRAWALS

You can withdraw the amount in your Roth IRA in installment payments over a specified period, or you can withdraw the total amount in one lump sum payment. Simply complete a Withdrawal Authorization Form to indicate your wishes and send it to Northeast Investors. The taxable amount (if any) included in a lump sum withdrawal does not receive special tax treatment available in certain cases for lump sum contributions from most retirement plans. Therefore, it may be advantageous for you to withdraw in periodic installments. All withdrawals over $5,000 must be signature guaranteed.

A WORD ABOUT REPORTING

Northeast Investors reports all withdrawals from your Roth IRA on Form 1099-R in accordance with IRS requirements. The information provided reflects only withdrawals from your Northeast Investors Roth IRA account(s). To determine whether tax or penalties apply, all of your Roth IRA accounts are considered together, including those you may have with other Roth IRA custodians. Because you are the only one who knows about all of your Roth IRA accounts, you are solely responsible for determining what taxes and penalties might apply.

DEATH BENEFITS

You can name a beneficiary on the Designation of Beneficiary (Section 3, of the Application Form) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument. If you die before all the funds held in your Roth IRA has been distributed to you, the balance in your account will be paid to your beneficiary. Payments may be in the form of a lump sum or installments.

Unlike withdrawals during your lifetime, after your death there are IRS minimum withdrawal rules that your beneficiary must satisfy. The amount in your account must be withdrawn by the end of the fifth year following the year of your death. Alternatively, your designated beneficiary may start withdrawals by the end of the year following the year of your death and take installments over the beneficiarys life expectancy (determined under IRS rules). If your surviving spouse is your designated beneficiary, your spouse may delay the start of withdrawals until you would have reached age 70 1 /2 (had you lived). Alternatively, your surviving spouse, if designated as your Roth IRA beneficiary, can elect to treat the account as the spouses own Roth IRA. In that case, there are no required minimum distribution rules during the spouses lifetime. There are special rules if you have multiple designated beneficiaries or if you have designated a beneficiary that is not an individual (for example, a trust). The required minimum distribution rules for beneficiaries are complex. Failure to satisfy these rules may subject your beneficiary to an IRS penalty tax of 50% of the difference between the minimum required distribution to the beneficiary and the amount actually distributed for a year (unless the IRS waives or reduces the penalty tax because the beneficiary shows that the failure was due to reasonable cause and the beneficiary is taking reasonable steps to remedy the problem). Your beneficiary should consult a qualified professional to insure that the rules are being satisfied. The designation of a beneficiary to receive funds from your Roth IRA at your death is not considered a transfer subject to Federal gift taxes. Any funds remaining in your Roth IRA at the time of your death would be included in your estate for Federal estate tax purposes.

SOME THINGS TO AVOID
Transactions between you and your Roth IRA are not allowed. Specific prohibited transactions are listed in the Internal Revenue Code. They include borrowing from your Roth IRA, selling or exchanging property with your Roth IRA and similar transactions. If you engage in a prohibited transaction, your Roth IRA will lose its tax-exempt status. The taxable amount in your account in will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 59 1 /2 . If you use all or part of your Roth IRA as security for a loan, the part so used that is attributable to earnings or growth will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

MAINTENANCE FEE AND OTHER CHARGES

Annual Maintenance Fee

Each year, a fee of $10.00 is charged to cover the cost of the custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc.

For your convenience, we offer a choice of two ways to pay this fee:

1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10.00 is automatically deducted from your IRA in December, and the deduction will be reflected in your year-end statement.

2. Payment by Check: You may send a check for $10 payable to Northeast Management & Research Co., Inc. at any time during the year to cover the maintenance fee.

If we do not receive a check for the maintenance fee during the year, we will automatically charge your account for the fee in December. If you terminate your Roth IRA during a year, you must pay that years fee or else it will be deducted from your account.

Tax Withholding Fee

A $10.00 fee is charged to your account each time you request tax withholding on any withdrawal. Separate withholding fees apply for Federal and state tax withholding. Please take note this fee is automatically deducted at the time of the withdrawal.

Northeast Investors Trust Fee

The trustees of Northeast Investors Trust are entitled to receive an annual fee equal to 1 /2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1 /8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trusts investment portfolio and other assets, less all liabilities except accrued trustees fees. The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but the trustees may change this policy without notice to the shareholders. For further information on the trustees annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund Fee

Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. (NMR) under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3 /4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1 /2 of 1% of such daily average net assets in excess of $30,000,000. Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders meetings, and certain other expenses. For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

STATE TAX RULES

The tax rules discussed in this Disclosure Statement are based on Federal law. Tax treatment of Roth IRAs under state law varies from state to state. Non-residents of Massachusetts are not liable for Massachusetts income tax on taxable amounts earned by or withdrawn from a Northeast Investors Roth IRA. For advice on treatment of IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS

If you owe an IRS penalty for an excess contribution, a premature withdrawal, or the failure of your beneficiary to withdraw the require minimum amount, you (or your beneficiary) must file the appropriate IRS reporting form with your individual tax return.

Northeast Investors Roth IRA Custodial Agreement
Articles I through VII of this Custodial Agreement (the Agreement) are in the form promulgated by the Internal Revenue Service (the IRS) in Form 5305-RA (Revised March 2002) for establishing a Roth individual retirement account (the Roth IRA or custodial account).

Article I
Except in the case of a rollover contribution described in Section 408A(e) of the Internal Revenue Code (the Code), a recharacterized contribution described in Code Section 408A(d)(6), or an IRA Conversion Contribution, the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for2006 and 2007, and $6,000 for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

Article IA
1. The annual contribution limit described in Article I is gradually reduced to $0 for higher income levels. For a single depositor, the annual contributions is phased out between adjusted gross income (AGI) of $95,000 and $110,000; for a married depositor filing jointly, between AGI of $150,000 and $160,000; and for a married depositor filing separately, between AGI of $0 and $10,000. In the case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositors AGI for the tax year the funds were distributed from the other IRA exceeds $100,000 or if the depositor is married and files a separate tax return. Adjusted gross income is defined in section 408A(c)(3) and does Contributions.

2. In the case of a joint return, the AGI limits in the preceding paragraph apply to the combined AGI of the depositor and his or her spouse.

Article II

The depositors interest in the balance in the custodial account is nonforfeitable.

Article III

1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5).

2. No part of the custodial account funds may be invested in collectibles (within the meaning of Code Section 408(m)) except as otherwise permitted by Code Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

1. If the depositor dies before his or her entire interest is distributed to him or her and the depositors surviving spouse is not the designated beneficiary, the remaining interest will be distributed in accordance with (a) below or, if elected or there is no designated beneficiary, in accordance with (b) below.

(a) The remaining interest will be distributed, starting by the end of the calendar year following the year of the depositors death, over the designated beneficiarys remaining life expectancy as determined in the year following the death of the depositor.

(b) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositors death.

2. The minimum amount that must be distributed each year under paragraph 1(a) above is the account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Treasury Regulations Section 1.401(a)(9)-9) of the designated beneficiary using the attained age of the beneficiary in the year following the year of the depositors death and subtracting 1 from the divisor for each subsequent year.

3. If the depositors surviving spouse is the designated beneficiary, such spouse will then be treated as the depositor.

Article V

1. The amount of each contribution credited to the depositors individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the depositors residence) in accordance with instructions of the depositor given under Section 3 below. The custodian (or Northeast Management & Research Company, Inc. (NMR) acting as agent for the custodian under Section 16 of this
Article VIII) may retain the depositors initial deposit for a period of up to ten (10) days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The depositor may revoke the newly established custodial account by written notice to the custodian received by the custodian within seven (7) calendar days after the depositor received the Northeast Investors Traditional IRA Disclosure Statement. Upon revocation, the amount of the depositors initial deposit will be returned to him or her.

2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the depositors custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the depositors custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.

In the event that any fund held in the custodial account is liquidated or is otherwise made unavailable by NMR as a permissible investment for a custodial account hereunder, the liquidation or other proceeds of such fund shall be invested in accordance with the instructions of the depositor. If the depositor does not give such instructions, or if such instructions are unclear or incomplete in the opinion of NMR, NMR may invest such liquidation or other proceeds in such other fund (including a money market fund if available) as the NMR designates, and neither the NMR nor the custodian will have any responsibility for such investment.

3. For each contribution, the depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds. The depositor shall make such designation on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodians satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.

4. Subject to the minimum initial or additional investment and minimum balance requirements of the funds, the depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the depositors custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast Investors Growth Fund shares in the depositors custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust. The depositor shall give such directions on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodians satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.

5. The depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the depositors custodial account after his or her death. The depositor may specify time and manner of payment of such balance (subject to the requirements of the preceding Articles of this agreement) or may permit the beneficiary to determine when to make withdrawals (subject to such requirements satisfaction of which shall be the beneficiarys responsibility). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the depositor and must be filed with the custodian. The depositor may revoke or change such designation in like manner, at any time and from time to time. If, in the opinion of the custodian or NMR, any designation of beneficiary is unclear or incomplete, in addition to any other documents or assurances the custodian may request under this agreement, the custodian or NMR shall be entitled to request and receive such clarification or additional instructions as the custodian in its discretion deems necessary to determine the correct beneficiary(ies) following the depositors death. The form designating the beneficiary(ies) may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term beneficiary shall then mean the depositors estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the custodian before such distribution is to commence, provided it was received by the custodian (or deposited in the United States mail or with a reputable delivery service) during the depositors lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. Subject to the requirements of the preceding Articles of this agreement, the depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.


Following the depositors death, the designated beneficiary may designate a further beneficiary to receive any balance remaining in the custodial account following the death of the first beneficiary, but the required period for payment of the custodial account following the first beneficiarys death will not be extended.

6. The custodian shall forward to the depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the depositors custodial account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the custodial account except in accordance with the written instructions of the depositor (or beneficiary where applicable).

7. The custodians fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the custodial account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the depositor, be paid from the account.

8. The custodian shall make distributions from the custodial account at such times and in such manner as the depositor directs in writing, subject to any applicable requirements of the preceding Articles of this agreement.

9. It shall be the sole responsibility of the depositor to determine the time and amount of contributions to the custodial account, the time, amount and manner of payment of distributions from the account, and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the beneficiary does not direct the custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the depositor (or beneficiary) is meeting any applicable minimum distribution requirements from another individual retirement arrangement and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the depositor or any other person resulting from contributions to or distributions from the depositors custodial account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the depositors custodial account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.

If in the judgment of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the depositors custodial account, NMR and the custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay. The depositor understands and acknowledges that (i) all distributions from depositors custodial account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the custodian and will not reflect accounts not under the control of the custodian, (ii) that consequently, the tax treatment may vary depending on whether the depositor has Roth IRA accounts with other custodians, and (iii) that the depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due.

10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the custodian shall not be responsible for any loss or diminution in the value of the depositors custodial account arising out of the depositors establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the depositor (or beneficiary).

11. Whenever the depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the depositor (or beneficiary) that under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).

12. This Agreement (and the depositors custodial account) shall terminate upon the complete distribution of the custodial account to the depositor or his or her beneficiaries or to a successor individual retirement account or annuity. The custodian shall have the right to terminate this custodial account upon ninety (90) days notice to the depositor, or to his or her beneficiaries if he or she is then dead. In such event, upon expiration of such 90 day period, the custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, qualified plans, or annuities or custodial accounts as the depositor (or his or her beneficiaries) shall designate, or, in the absence of such designation, to the depositor, or, if he or she is then dead, to the beneficiaries as their interests shall appear.

13. The custodian may resign at any time upon ninety (90) days notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days notice in writing to the custodian. By agreement between them, the custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian, who satisfies the requirements of Code
Section 408, and the depositor (or beneficiary) is deemed to have consented to such appointment.

14. Upon receipt by the custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the custodian shall transfer to such successor the assets of the custodial account and all records pertaining thereto. The custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the custodial account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Code Section 408).

15. If, within sixty (60) days after the custodians resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII.

16. The custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the custodian will be deemed a reference to the agent designated to perform the particular duty.

17. Any notice sent from the custodian to the depositor, or to his or her beneficiaries if he or she is then deceased, shall be effective if sent by mail to him, her or them at his, her or their last address(es) of record as provided to the custodian.

18. Any distribution from the custodial account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the custodians records, and such distribution shall to the extent of the amount thereof completely discharge the custodians liability for such payment.

19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.

20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts (without regard to its laws governing conflict of laws or choice of law).

21. The depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.

22. Custodian means the person serving as the custodian of the individual retirement account established hereby.

Custodial account means the individual retirement account established using the terms of this Northeast Investors Roth IRA Custodial Agreement and the Northeast Investors Roth IRA Application Form.

Depositor means the person for whose benefit the custodial account was established.

23. Articles I through VII of this Agreement are in the form promulgated by the IRS. It is anticipated that, if and when the IRS promulgates changes to IRS Form 5305-RA, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Code or regulations or rulings thereunder, the custodian and NMR may operate the depositors custodial account in accordance with such requirements to the extent that the custodian and/or NMR deem necessary to preserve the tax benefits of the account.

24. The depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

25. The depositor acknowledges that the custodian or NMR may require that different accounts be established to hold annual contributions made under Code
Section 408A(c)(2) and to hold amounts converted pursuant to Code Section 408A(c)(3)(B). Separate accounts may also be required to hold amounts converted in different years. If separate accounts are not required, annual contributions and conversion contributions may be made to the same account.

26. The depositor may recharacterize any amounts converted pursuant to Code
Section 408A(d)(6) and the regulations issued thereunder. Depositor agrees to observe any limitations that may be imposed on the number of any such transaction in any given year, or any other limitation which may be imposed by the IRS, the custodian or NMR. NMR and the custodian will carry out any conversion, recharacterization, or reconversion transactions directed by the depositor (or beneficiary), and will have no responsibility for the tax results or other consequences of any such transaction directed by the depositor (or beneficiary).

NORTHEAST INVESTORS/
ROTH IRA APPLICATION FORM

1. Depositor Information


First Name                      Middle Initial                  Last Name


Social Security Number          Date of Birth


Street Address and Apartment or Box Number


City                            State                           Zip Code


Daytime Telephone Number        Evening Telephone Number

2. Type of Roth IRA and Amount of Investment

Please indicate the type of Roth IRA contribution that you are making by checking the correct box and by writing the amount of your investment beside the fund that you wish to invest in. Note that if you want to establish a separate Roth IRA for annual contributions, and another separate Roth IRA(s) for amounts converted from a Non-Roth IRA you must complete a separate application form for each separate Roth IRA account. All contribution checks should be made payable to Northeast Management & Research Company, Inc. The minimum investment is $500 per Fund.

Annual Contribution

Roth IRA Annual Contribution for 20__ Tax Year should not exceed your IRA annual contribution limit for the year. (See the Northeast Investors Roth IRA Disclosure Statement for the limits in effect for different years.).

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Spousal Roth IRA Annual Contribution for 20 Tax Year
If your spouse has less compensation or earned income than you, you and your spouse may establish spousal Roth IRAs (one for you and one for your spouse) and contribute up to the IRA annual contribution limit in effect for the year to each spouses IRA if you have this much compensation or earned income.

Complete a separate Application for each spousal Roth IRA.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Transfer* or Rollover of Non-Roth IRA

Transfer of existing Non-Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Non-Roth IRA. Such a transfer or rollover is a taxable event.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

                                Investment Options continued on next page

Transfer* or Rollover of Roth IRA

Transfer of existing Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Roth IRA.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Conversion of Northeast Investors Traditional IRA

Conversion of an existing Northeast Investors Traditional (or other non-Roth) IRA to a Roth IRA. Such a conversion is a taxable event; complete the Special Income Tax Withholding Election enclosed with this Application. Current Northeast Investors IRA Account Number:

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Amount Converted:
        Northeast Investors Trust
        All
        Part ($ or % or shares)
        Northeast Investors Group
        All
        Part ($ or % or shares)
*Complete and send the Roth IRA Transfer form along with the application.

3. Designation of Beneficiary
If you do not choose to designate a beneficiary for your Roth IRA or if no designated beneficiary survives you, your Roth IRA will go to your estate (unless otherwise provided by the laws of your state of residence). You may change your designation of beneficiary or beneficiaries by filing a new designation of beneficiary with Northeast Management & Research Company, Inc. Any such subsequent designation will revoke all prior designation(s), even if the subsequent designation does not dispose of your entire account.

Please note that the selection of a beneficiary can have important estate and tax planning consequences. Accordingly, consult a competent professional if needed. Also, consult your attorney if you are a resident of a community or marital property state for legal requirements. As depositor, I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentages otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage(s) otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust). I reserve the right to change my beneficiary or beneficiaries by written notification to Northeast Management & Research Company, Inc.

Primary Beneficiary or Beneficiaries:
Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.


Name                                            Social Security Number


Address




Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address



Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*

Contingent Beneficiary or Beneficiaries:
If no primary beneficiary is living at my death, pay the account to the contingent beneficiary or beneficiaries named below who are living at my death.


Name                                            Social Security Number



Address


Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*


*Shares for each IRAs beneficiary must add up to 100%. Please do not indicate fractional percentages (e.g. if there are three beneficiaries, indicate 33%, 33% and 34%).

4. Special Income Tax Withholding Election
Complete this Section 4 only if you are converting an existing Northeast Investors Traditional (or other non-Roth) IRA to a Roth IRA.

I understand that the taxable amount converted to a Roth IRA will be treated as taxable income to me. I agree that I am responsible for the tax results of converting (including determining that I am eligible to convert).

My current Non-Roth IRA will receive a new account number when it is converted into a Roth IRA. My existing investments will remain unchanged until subsequently changed by me.

I elect to have withholding or no withholding of Federal Income Tax on the taxable amount converted as indicated below. I understand the amounts converted from an existing Traditional IRA, SEP IRA, or SIMPLE IRA to a Roth IRA (other than prior nondeductible contribution amounts) are subject to Federal Income Tax withholding unless I elect no withholding. Unless I elect no withholding, 10% of the taxable amount converted will be withheld as Federal Income Taxes. In addition, there may be withholding of State Income Taxes depending on my state of residence. Please note that, if you elect no withholding, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties. I understand that the financial benefits of converting my existing Account to a Roth IRA Account may depend upon converting the entire amount. Therefore, from a financial viewpoint, it may be better for me to elect no withholding and to pay any income taxes due from other funds of mine rather than to reduce the amount converted from my existing IRA to my Roth IRA by applicable withholding taxes.

        I do not want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

        I do want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

5. Signature

I hereby adopt with the custodian this Northeast Investors Individual Retirement Account (the Account). I agree that the Account will be governed by the terms of this Application and the Northeast Investors Roth IRA Custodial Agreement (which is incorporated by reference). The Account established hereunder is designated as a Roth IRA under Internal Revenue Code Section 408A. Once the custodian acknowledges receipt of this Application, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Roth IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct, and that the other information provided in this Application (including specifically the date(s) given above concerning transfers or rollovers from another Roth IRA) is correct. If applicable, I elect the Income Tax Withholding indicated in Section 4 above.


        Signature Date If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this Application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account Application.

Maintenance Fee

        Check here if the $10.00 maintenance fee is enclosed. If not, the fee will automatically be deducted at year end.


NORTHEAST INVESTORS/
ROTH IRA TRANSFER FORM
                                                        Instructions:

To make a direct transfer of amounts in an existing Traditional IRA, SEP IRA, SIMPLE IRA or Roth IRA with another custodian or trustee, complete this form and send it to Northeast Management & Research Company, Inc. with the other documents establishing your Northeast Investors Roth IRA.

To:
Name of Current Trustee/Custodian


Address


Telephone Number


Re:
Name Appearing on Your Current Account


Your Address


Telephone Number


INSTRUCTIONS TO CURRENT TRUSTEE/CUSTODIAN:
Please transfer the following amount to my Northeast Investors Roth IRA (payee and address directions are at the bottom of this form):

        Liquidate all assets and transfer the proceeds

        Transfer $

        Liquidate shares and transfer the proceeds


Important: If you are now receiving minimum distributions from another non-Roth IRA in accordance with the age 70 1 /2 rules, be sure that any amount you transfer to a Roth IRA does not include any amounts which are required to be distributed to you for the year of the transfer. Internal Revenue Service (IRS) rules prohibit transferring such amounts to a Roth IRA. Also, do not transfer any amounts from a SIMPLE IRA until it has been in existence for at least two years. Consult a qualified tax advisor or the IRS if you have any questions about whether you qualify to transfer/convert from a non-Roth IRA to a Roth IRA or about any other aspect of the transfer.

Note: Any taxable amounts transferred from another non-Roth IRA to a Roth IRA as part of this transfer must be included as part of gross income and reported to the IRS in the year of the transfer/conversion.

Amounts transferred from a Traditional IRA, SEP IRA or SIMPLE IRA to a Roth IRA are considered to be income. The IRS also requires that 10% of the amount converted be withheld for Federal income tax purposes unless you elect not to withhold below. State taxes may also apply. Consult your financial advisor to determine whether withholding is advisable, as the Direct Transfer Form expected financial benefits from converting may be diminished if you pay income tax from the amount converted.

        Withhold 10% for Federal income taxes (also withhold state income taxes if applicable)

        Do not withhold

        If you want the funds transferred directly to your existing Roth IRA with Northeast Investors, please indicate your account number: .

        If you want to establish a separate Roth IRA account to hold amounts converted/transferred (including the transfer directed in this form), you must complete a new Roth IRA Application for each separate Roth IRA account you want to establish.


Your Signature*                                 Date
*Please ask your present trustee or custodian if a signature guarantee is required.

                         (Below Line for Bank Use Only)
 -------------------------------------------------------
Investors Bank & Trust Company, as (successor) custodian of the above individuals Roth IRA account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Roth IRA meets the requirements of
Section 408A of the Internal Revenue Code and is qualified to receive the transfer requested above.

                                Investors Bank & Trust Company
                                Custodian


Date:                                                   By:


To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Company, Inc. Address for checks, forms, etc., is Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, MA 02109-4096. If you have any questions please call 1-617-523-3588 or 1-800-225-6704.


NORTHEAST INVESTORS
UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM


Account Owners Name            Account Owners Social Security Number
Account Owners Date of Birth   Account Owners Account Number


Type of Withdrawal (Check One):

        NORMAL Individual is over age 59 1 /2 .


        REQUIRED Individual is age 70 1 /2 or older (Non-Roth IRAs only).

        DISABILITY Individual certifies that the individual is disabled and therefore unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to be of long continued or indefinite duration or to result in death.

        PREMATURE Individual is under age 59 1 /2 and not disabled. The individual acknowledges that this withdrawal may involve a 10% Federal penalty tax on the taxable amount withdrawn, in addition to the inclusion of the taxable amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.

        DEATH Each beneficiary of a deceased individual must complete this form, have his or her signature guaranteed, and enclose a certified copy of the death certificate. If the beneficiary is not a named individual, the legal representative must complete this form, have his or her signature guaranteed, and enclose a copy of his or her court appointment and a certified copy of the death certificate.

        PREMATURE/LIFE EXPECTANCY Individual is under age 59 1 /2 and elects substantially equal periodic payments over his or her life expectancy or joint life expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59 1 /2 or five (5) years from the date of the first payment, the IRS may impose a 10% penalty on all payments received prior to age 59 1 /2 .

        MEDICAL EXPENSES The individual certifies that the amount withdrawn does not exceed the individuals deductible medical expenses for the year of the withdrawal (generally speaking, medical expenses paid during a year are deductible if they are not by health insurance and they exceed 7.5% of the individuals adjusted gross income for that year).

        HEALTH INSURANCE The individual certifies that (i) the amount withdrawn does not exceed the amount the individual paid for health insurance coverage for the individual and/or the individuals spouse or dependents,
        (ii) the individual received state or Federal unemployment compensation benefits for at least 12 weeks, (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.

        ELIGIBLE HIGHER EDUCATIN EXPENSES The individual certifies that the amount withdrawn does not exceed eligible higher education expenses. These are expenses for tuition, fees, books and supplies necessary to attend an institution for postsecondary education. Room and board are eligible expenses for students attending at least half-time. The student may be the individual, individuals spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.

        ELIGIBLE FIRST TIME HOMEBUYER EXPENSES The individual certifies that the amount withdrawn does not exceed eligible first-time homebuyer expenses. These include costs of purchase, construction or reconstruction of a principal residence (including normal settlement, financing or closing costs). The homebuyer may be the individual, the individuals spouse, or the child, grandchild, parent or grandparent of the individual or individuals spouse. A first-time homebuyer is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period immediately preceding the home purchase. The expenses must be paid within 120 days after the withdrawal. There is a $10,000 lifetime limit on eligible first-time homebuyer expenses for any individual.

        OTHER

Method of Withdrawal (Check One):

        Total Withdrawal (Account       Periodic Withdrawal of $
        Termination)

        Quarterly Dividends             Data of Transaction (1st, 10th,
                                         15th, 25th)

        Partial Withdrawal of           Monthly
        $                               Quarterly (January, April,
                                        July, October)
                                        Quarterly (February, May,
                                        August, Nov.)
                                        Quarterly (March, June, Sept.,
                                        Dec.)

If you wish to receive distributions based upon your life expectancy, please call our office at 1-617-523-3588 or 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.

Form of Withdrawal (Check One):

        CASH (Liquidation)

        IN KIND (Shares of Northeast Investors Trust and/or Northeast Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application. For existing accounts, please include account numbers:

        Electronic Funds Transfer/ACH. To have funds electronically transferred for periodic payments only,your bank must be an Automated Clearing House
        (ACH) member and you must attach a voided check or deposit slip including your bank routing number.


Withholding Election (Check One):

See the Tax Information below.

I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

Please withhold $ from each withdrawal for Federal Income Tax ($10.00 Tax withholding fee charged each time).

Please withhold $ from each withdrawal for State Income Tax ($10.00 Tax withholding fee charged each time).

Tax Information:

The Custodian shall report withdrawals on Form 1099-R based solely on information known by the Custodian about amounts held in your Northeast Investors IRA account(s). However, tax on the amount withdrawn may be determined based on amounts contributed to all of your IRA accounts, including those not under the Custodians control. Thus, you have sole responsibility for correctly determining and reporting the withdrawal on your income tax returns.

Withdrawals from an IRA (other than non-taxable direct transfers to another IRA custodian, nontaxable rollovers to another IRA or plan, or withdrawals of nondeductible contribution amounts) are subject to Federal income tax withholding unless you elect no withholding when completing this withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to Federal income tax (see the Northeast Investors Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals, you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as Federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence.

If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawals, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties.

If you have a Massachusetts address and have Federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding.

Please contact Northeast Management & Research Company, Inc. if you wish to have us send you IRS Form W-4P or Massachusetts Form M-4P.

The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigneds responsibility to determine correctly the amount of tax that may be due based on all RA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management & Research Company, Inc.) from any losses or expenses incurred if such information is not correct. The undersigned acknowledges that it is his or her responsibility properly to calculate, report, and pay all taxes due with respect to the withdrawal specified above.


        Signature**                                     Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association.

Notarizing or witnessing will not suffice.

Note: Please send this completed Northeast Investors Universal IRA Withdrawal Authorization Form and any related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.


                                    NORTHEAST
                                    INVESTORS
                                 TRADITIONAL IRA
                              DISCLOSURE STATEMENT
                               50 Congress Street
                                   Suite 1000
                        Boston, Massachusetts 02109-4096
                            Telephone: 1-617-523-3588
                                 1-800-225-6704

                                TABLE OF CONTENTS



TABLE OF CONTENTS Page INTRODUCTION
************************************************1 Traditional IRA vs. Roth IRA
********************************1 SEP IRA or SIMPLE IRA
***************************************1 ESTABLISHING A TRADITIONAL
IRA*******************************2 How To Open A Traditional IRA
*******************************2 How To Open A Rollover Traditional IRA **********************2 How To Open A Spousal IRA
***********************************2 How To Open A SEP IRA
***************************************2 How to Make a Withdrawal
************************************3 Summary
*****************************************************3 GENERAL
INFORMATION******************************************3 Traditional IRA
*********************************************3 Revocation
**************************************************4 Three Important Points
**************************************4 Investments
*************************************************4 ELIGIBILITY
*************************************************5 Individual Traditional IRA
**********************************5 Spousal Traditional IRAs
************************************5 Traditional IRAs for Divorced Individuals *******************5 CONTRIBUTIONS
***********************************************5 IRA Annual Contribution
Limits*******************************5 Spousal IRA Contribution Limits *****************************5 Special Catch-Up Contribution Rules *************************6 Years Contributions are Allowed* ****************************6 Due Date for Contributions*
*********************************6 Designating Year For Which Contributionis Made **************7
DEDUCTIONS***************************************************7 Active
Participant Status************************************7 Deduction
Limits*********************************************8 Non-Deductible
Contributions*********************************9 Income Tax Credit for
Contributions*************************10
INVESTMENTS*************************************************10 Investment
Choices******************************************10 Growth Of Your
Account**************************************10 EXCESS
CONTRIBUTIONS****************************************11 WITHDRAWALS
************************************************12 Taxation Of Withdrawals
************************************12 When Can I Make Withdrawals?
*******************************12 When Must I Make Withdrawals?
******************************13 Methods of Withdrawals
*************************************14 DEATH BENEFITS
*********************************************14 Death After Required Beginning
Date ************************15 Death Prior to Required Beginning Date *********************15 TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE **********************15 IRA-to-IRA Rollover
****************************************16 Direct Transfer
********************************************16 Rollovers From A Qualified Plan,
403(b) Arrangement Or Eligible 457 Plan To A Traditional IRA*********************16 Rollover Of Traditional IRA Withdrawal To An Employer Qualified Plan Or 403(b)
Arrangement*************************************************17 Rollovers by a
Surviving Spouse*****************************17 SOME THINGS TO AVOID ***************************************17 MAINTENANCE FEE AND OTHER
CHARGES***************************18 Annual Maintenance
Fee**************************************18 Tax Withholding
Fee*****************************************18 STATE TAX
RULES*********************************************19 IRS REPORTS AND
RETURNS*************************************19 NORTHEAST INVESTORS TRADITIONAL
IRA CUSTODIAL AGREEMENT ****************************************20 NORTHEAST
INVESTORS TRADITIONAL IRA APPLICATION FORM *******25 NORTHEAST INVESTORS TRADITIONAL IRA TRANSFER/DIRECT
 ROLLOVER OF CURRENT RETIREMENT ASSETS FORM*****************29
NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL
AUTHORIZATION FORM******************************************31

NORTHEAST INVESTORS TRADITIONAL IRA
DISCLOSURE STATEMENT
INTRODUCTION
This Northeast Investors Traditional IRA Disclosure Statement (the "Disclosure Statement") provides a general, non-technical explanation of the rules governing your Northeast Investors Traditional Individual Retirement Account ("IRA"). However, the Northeast Investors Traditional IRA Custodial Agreement (the "Custodial Agreement") and Northeast Investors Traditional IRA Application Form (the "Application Form") are the primary documents controlling the terms and conditions of your Northeast Investors Traditional IRA, and these shall govern should there appear to be any inconsistency with the Disclosure Statement. The Disclosure Statement reflects the provisions of the Internal Revenue Code (the "Code") as in effect as of the date the Disclosure Statement was prepared. Please consult your tax advisor for more complete information and to review any applicable tax law changes. Also, refer to the Internal Revenue Service's (the "IRS") Publication 590 or visit the IRS website at www.irs.gov for additional information.

Traditional IRA vs. Roth IRA
This Disclosure Statement describes the Northeast Investors Traditional Individual Retirement Account (the "IRA"), has been available since 1975. The Disclosure Statement does not describe the Roth IRA, which became available January 1, 1998. The main difference between a Traditional IRA and a Roth IRA is that contributions to a Traditional IRA may be deductible from your Federal taxable income (up to the annual contribution limit). Later, withdrawals are taxable (except for previous non-deductible contributions). Contributions to a Roth IRA are never deductible, but withdrawals that meet certain requirements are not subject to Federal income tax, so that dividends and investment growth on amounts held in the Roth IRA escape Federal income tax. Another difference is that contributions to a Traditional IRA may not be made after age 70 1 /2 , but contributions to a Roth IRA may continue after that age. Also, Traditional IRAs are subject to required minimum distribution rules starting at age 70 1 /2 , but these rules do not apply to Roth IRAs during the lifetime of the IRA owner. The different features of Traditional IRAs and Roth IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Roth IRA, please call us at 1-617-523-3588 or 1-800-225-6704, write to us at the address on this booklet or visit us on line at www.northeastinvestors.com.

SEP IRA or SIMPLE IRA
Traditional IRAs described in this Disclosure Statement may be used as part of a simplified employee pension ("SEP") plan maintained by your employer. Under a SEP plan your employer may make deductible contributions to a Traditional IRA (that is, a "SEP IRA") set up for you to receive such contributions, and these contributions may exceed the normal limits on Traditional IRA contributions. Please note that this Disclosure Statement does not cover Savings Incentive Match Plan for Employees ("SIMPLE") IRAs. These are IRAs that operate in connection with an employer SIMPLE IRA plan. Northeast Investors has materials to start a SIMPLE IRA for use in connection with an employer SIMPLE IRA plan. Please call or write to us if you would like copies of these materials. If you own a business or you would like to provide information to your employer about SIMPLE IRAs, we have information for employers as well.

ESTABLISHING A TRADITIONAL IRA
HOW TO OPEN A TRADITIONAL IRA
To open a Northeast Investors Traditional IRA, please complete and sign the enclosed Northeast Investors Traditional IRA Application Form (the "Application Form") and the Northeast Investors Traditional IRA Transfer/Direct Rollover of Current Retirement Assets Form (the "Transfer/Direct Rollover Form"), if applicable. Please make sure that Sections 1 through 3 of the Application are completed, and that you sign in Section 4.
Send the signed Application Form along with a check for your initial contribution made payable to Northeast Management & Research Company, Inc., or send the Transfer/Direct Rollover Form, if applicable.
A minimum of $500.00 is required to open your IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Traditional IRA as long as you do not exceed the contribution limits. You may continue to make contributions to a Traditional IRA until you reach the age of 70 1 /2 . For further information regarding the eligibility and deduction rules, please see the corresponding sections herein.

HOW TO OPEN A ROLLOVER TRADITIONAL IRA
A Northeast Investors IRA account may be established to receive an eligible rollover distribution from a tax Qualified employee plan, 403(b) or 457 governmental plan. A direct rollover is the only way to avoid 20% income tax withholding on most distributions from such plans.
A rollover from another Traditional IRA or, in some instances from a SIMPLE IRA (but not a Roth IRA), may also be available. For a rollover, send the completed Application Form and the Transfer/Direct Rollover Form to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096.
HOW TO OPEN A SPOUSAL IRA
For a Spousal Traditional IRA, your spouse must complete the Application Form and a Transfer/Direct Rollover Form, if applicable. Your spouse may open a Spousal IRA if your spouse has less compensation or earned income than you. You may be eligible for a deduction of up to a combined maximum of twice the individual deductible annual contribution limit. For further information regarding Spousal IRAs, please the corresponding sections herein.
HOW TO OPEN A SEP IRA
To open an IRA that is part of a Simplified Employee Pension ("SEP") Plan maintained by your employer, you must complete the Application Form. Please indicate in Section 2 of the Application that your account is to be registered as a SEP IRA. You may also transfer assets from an existing custodian into a new Northeast Investors SEP IRA.
In addition, the employer should complete IRS Form 5305-SEP (available from the IRS or Northeast Investors). This form is completed and kept by the employer to establish a SEP. Attach a copy of Form 5305-SEP with your application; do not send a copy to the IRS.
Your employer can contribute as much as 25% of your calendar-year compensation up to $40,000 (this amount will be indexed to inflation in future years) to your SEP IRA. The initial contribution required to open a SEP IRA is $500.00. Make checks payable to Northeast Management & Research Company, Inc. Do not use this kit for an IRA that is part of an employer SIMPLE IRA program. Northeast Investors has separate materials for SIMPLE IRA plans and employee IRAs that are part of a SIMPLE IRA plan.
HOW TO MAKE A WITHDRAWAL
A Northeast Investors Universal Withdrawal Authorization Form (the "Withdrawal Form") is enclosed in this booklet and additional forms may be requested from Northeast Management & Research Company, Inc. Refer to the Withdrawal Form for the different methods of withdrawals. You generally must be at least age 59 1 /2 to takea withdrawal without penalty.
If you are not 59 1 /2 , you are generally subject to an IRS 10% penalty tax (in addition to regular income taxes) unless the withdrawal is for a rollover, a direct transfer to another IRA, or an exception applies (see Withdrawal section herein).

SUMMARY
Please send the following: (1) a completed and signed Application Form; (2) a completed and signed Transfer/Direct Rollover Form, if applicable; (3) a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc.
Send all completed forms, checks and any other correspondence to:
Northeast Management & Research Company, Inc.
50 Congress Street, Suite 1000
Boston, MA 02109-4096
If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704. RETAIN A PHOTOCOPY OF THE COMPLETED FORMS, CHECK AND ANY OTHER CORRESPONDENCE FOR YOUR RECORDS.
GENERAL INFORMATION
Traditional IRA
Northeast Investors Traditional IRA is a convenient, tax-deferred method of saving for retirement. It is called a "Traditional IRA" to distinguish it from Roth IRAs and SIMPLE IRAs (which are not described in this Disclosure Statement in any detail). If you (or, if you file a joint tax return, your spouse) receive taxable compensation or earned income during the year and are not age 70 1 /2 by the end of the year, you can set up and make contributions to a Northeast Traditional IRA. However, under the tax laws, if you (or, in certain cases of high income couples, your spouse) are an active participant in an employer retirement plan and your income exceeds a certain level, all or part of your IRA contribution may not be tax-deductible. Each year, you can contribute up to the IRA annual contribution limit in effect for that year (see contribution limits table herein), or your total compensation or earned income if less, to your Northeast Investors Traditional IRA. Your contributions are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide. You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other.
The dividends on the shares in your IRA are exempt from Federal income tax until you begin to make withdrawals. You may make withdrawals from your Traditional IRA at any time, but you may have to pay a penalty tax on withdrawals before age 59 1 /2 . Withdrawals are taxed as ordinary income when you receive them (except for amounts considered a withdrawal of prior nondeductible contributions). If you wait until after retirement to make withdrawals, you may be in a lower income tax bracket or have a greater number of exemptions.

A Traditional IRA must meet certain requirements of the Code. The agreement establishing the Traditional IRA must provide that the custodian is a bank, that contributions will be in cash, and that the assets in the account will be distributed beginning not later than April 1 of the year following the year in which you reach age 70 1 /2 . The Custodial Agreement uses the same language as the IRS model Custodial Agreement, IRS Form 5305-A; the Custodial Agreement is designed to meet the requirements so that your Traditional IRA will receive favorable Federal income tax treatment provided by law.

Revocation
You may revoke your Traditional IRA within seven calendar days after Northeast Management and Research Company receives your IRA Application establishing your IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses. To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street-Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 1-617-523-3588 or 1-800-225-6704.

Three Important Points
First, this Disclosure Statement summarizes the Federal tax treatment of Northeast Investors Traditional IRAs. State taxes on Traditional IRAs may vary from Federal taxes. A further word on this can be found on the corresponding section herein. However, consult your tax advisor for additional information. Second, if you are uncertain about whether you are eligible for a Northeast Investors Traditional IRA, or about when or how much you should contribute to or withdraw from your IRA, consult your tax advisor or the IRS. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors is not responsible for determining your eligibility for a Traditional IRA, the tax deductibility of your contributions, or the proper time or amount of any contribution or withdrawal. Third, the language contained in Articles I to VII of the Custodial Agreement use the precise language of IRS Form 5305-A, a form the IRS promulgated to set forth the terms or conditions which must be contained in a Traditional IRA agreement to be a valid Traditional IRA under Code Section 408(a). This use of the IRS-approved language does not mean that the IRS approves the merits of investing in a Northeast Investors Traditional IRA. It simply means that the form of Articles I to VII of the printed terms and conditions for the Northeast Investors Traditional IRA document satisfies the requirements of the IRS.
If you have any questions about your Traditional IRA, you can obtain further information at any IRS district office. Investments Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectusesfor the funds.

ELIGIBILITY
Individual Traditional IRA
To make contributions to a Traditional IRA for yourself, you must have received taxable compensation (or earned income if you are self-employed) during the year for personal services, and you must not have reached age 70 1 /2 during the year for which you are making the contribution.
Spousal Traditional IRAs
For each year before the year when your spouse attains age 70 1 /2 , you can contribute to a separate Traditional IRA for your spouse, regardless of whether your spouse had any compensation or earned income for the year. This is called a "Spousal IRA" and is available only if you file a joint tax return with your spouse for the year.
The contribution limits for spousal Traditional IRA contributions by a married couple are summarized below. Traditional IRAs for Divorced Individuals If you are divorced, for IRA purposes "compensation" includes any amounts you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, if you are under age 70 1 /2 , you may have a Traditional IRA and contribute to it from your taxable alimony (and any other actual compensation or earned income you have).
CONTRIBUTIONS
IRA Annual Contribution Limits
For each year when you are eligible (see above), you can make annual contributions up to the lesser of your IRA annual contribution limit (see the table below) or 100% of your compensation (or earned income, if you are self-employed).
However, under Federal tax laws, all or a portion of your contribution may not be deductible.
                         IRA Annual Contribution Limits*
        Year                            Limit
        2002-2004                       $3,000
        2005-2007                       $4,000
        2008                            $5,000
        2009 and future years           $5,000 increased by cost-of-living
                                        adjustments (in $500 increments)
* Special Catch-up contribution rules may apply
If your contributions to your Traditional IRA for a year were less than the IRA annual contribution limit, you cannot contribute more in a later year to make up the difference.
Spousal IRA Contribution Limits
If you and your spouse have Spousal IRAs, each spouse may contribute up to the IRA annual contribution limit to his or her IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least two times the IRA annual contribution limit. If the combined compensation of both spouses is less than two times the IRA annual contribution limit, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or the IRA annual contribution limit, if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess of the other spouse's compensation over the other spouse's IRA contribution. However, the maximum contribution to either spouse's Traditional IRA is the individual IRA annual contribution limit for the year.
If you (or your spouse) establish a new Roth IRA and make contributions to both your Traditional IRA and a Roth IRA, the combined limit on contributions to both your (or your spouse's) Traditional IRA and Roth IRA for a single calendar year is the IRA annual contribution limit. (Note: the Traditional IRA annual contribution limit is not reduced by employer contributions made on your behalf to either a SEP IRA or a SIMPLE IRA; salary reduction contributions by you are considered employer contributions for this purpose.) Special Catch-Up Contribution Rules Beginning in 2002, if you are age 50 or older by the end of any year, you may make special "catch-up" contributions to a Traditional IRA for that year. For 2002 through the end of 2005, the special "catch-up" contribution is an additional $500 per year. From 2006 on, the special "catch-up" contribution will be $1,000 per year. If you are age 50 or over by the end of a year, your catch-up limit is added to your IRA annual contribution limit for that year. Congress created these "catch-up" contributions specifically for older individuals who may have been absent from the workforce for a number of years and so may have lost out on the ability to contribute to an IRA. The "catch-up" contribution is available to anyone age 50 or older, whether or not they have consistently contributed to a Traditional IRA over the years. Note that the rules for determining whether a contribution is tax-deductible (see below) also apply to special "catch-up" contributions. Years Contributions are Allowed Contributions can be made to your Traditional IRA for each year that you receive taxable compensation (or earned income if you are self-employed) and have not reached age 70 1 /2 . Contributions cannot be made to your Traditional IRA for the year in which you reach age 70 1 /2 or for any later year. For any year in which you do not work, contributions cannot be made to your Traditional IRA unless you receive alimony or file a joint tax return with your spouse who has compensation or earned income. Even if contributions cannot be made for the current year, the amounts contributed for years in which you did qualify can remain in your Traditional IRA. Contributions can resume for any years that you qualify. You do not have to contribute to your Traditional IRA for every tax year, even if you can. Due Date for Contributions You may make a contribution to your existing Northeast Investors Traditional IRA or establish a new Northeast Investors Traditional IRA for a tax year by the due date (not including any extensions) for your Federal income tax return for that tax year. Usually this is April 15 of the following year. For example, you will have until April 15, 2003 to establish and make a contribution to a Traditional IRA for 2002. Of course, you may make your contribution earlier and it will start earning tax-deferred income sooner.

Designating Year For Which Contribution is Made
If an amount is contributed to your Traditional IRA between January 1 and April 15, you should inform Northeast Management & Research Company, Inc. which year (the current year or the previous year) the contribution is for. If you do not inform Northeast Management & Research Company, Inc. which year it is to be applied, Northeast Management & Research Company, Inc. can assume, and report to the IRS, that the contribution is for the current year (that is, the year the Company received it).
DEDUCTIONS
The tax laws restrict the income tax deduction for Traditional IRA contributions. The deductibility of your Traditional IRA contribution depends on whether you are an active participant in an employer retirement plan and on your income level.
If you are not an active participant in a retirement plan, you may deduct your full Traditional IRA contribution (up to the IRA Annual contribution limits) regardless of your income level.
If you are an active participant in an employer-sponsored retirement plan, the deductibility of your IRA contribution depends on your adjusted gross income for the tax year for which the contribution is made.
If you are married and contribute to a Spousal IRA for your spouse, the deductibility of the contribution to the Spousal IRA depends upon whether your spouse is an active participant in an employer-sponsored retirement plan for a year (and upon income level). If your spouse is not an active participant, the contribution to your spouse's Traditional IRA (up to the IRA annual contribution limits) will be deductible. An exception to the preceding rules applies to high-income married taxpayers, where one spouse is an active participant in an employer-sponsored retirement plan and the other spouse is not. A contribution to the non-active participant spouse's Traditional IRA will be only partly deductible starting at an adjusted gross income level on the Federal joint tax return of $150,000, and the deductibility will be phased out as described below over the next $10,000 so that there will be no deduction at all with an adjusted gross income level of $160,000 or higher. In addition, as a further exception, if you are married but filing separately, and if you lived apart from your spouse at all times during a year, one spouse's active participant status will not affect the other's ability to deduct a contribution to the other's Traditional IRA regardless of income level. Note that if you were divorced or legally separated (and did not remarry) before the end of the year, you cannot deduct any contributions to your spouse's IRA. After a divorce or legal separation, you can deduct only the contributions to your own IRA and your deductions are subject to the rules for single individuals.

Active Participant Status
You are an "active participant" for a year if at any time during the year you are covered by any employer plan under which contributions are made to your account (including a required or voluntary employee contribution by you) or under which you are eligible to earn pension benefit credits. For example, if you participated during a year in a pension or annuity plan, a profit sharing or stock bonus plan, a 401(k) plan, a self employed plan, a 403(b) plan (or "tax deferred annuity"), a simplified employee pension plan (or "SEP"), a SIMPLE IRA Plan, or a governmental retirement plan, you are probably an active participant. You are considered an active participant even if you are not vested under the plan.

Your W-2 form should indicate whether you were an active participant in an employer sponsored retirement plan for the year. If you have a question, you should ask your employer or the plan administrator.
Deduction Limits
If the active participant rules apply to you, the deductibility of your Traditional IRA contribution depends on your adjusted gross income ("AGI"). AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions and before your IRA deduction. Instructions to calculate your AGI are provided with your IRS Form 1040 or 1040A.
The following chart shows the Low Limit and the High Limit for married taxpayers (filing jointly) and single taxpayers. As you will see, the limits are increasing over the next several years. (Note: if you are married but filing separate tax returns, the Low Limit is always zero and the High Limit is $10,000.)
                       Deductibility of IRA Contributions
                        Low Limit and High Limit (AGI Levels)
                                        Married                 Single
                                     Low       High         Low        High
Year Limit Limit Limit Limit
2002 *******************************$54,000 $ 64,000       $34,000   $44,000
2003 *******************************$60,000 $ 70,000       $40,000   $50,000
2004 *******************************$65,000 $ 75,000       $45,000   $55,000
2005 *******************************$70,000 $ 80,000       $50,000   $60,000
2006 *******************************$75,000 $ 85,000       $50,000   $60,000
2007 *******************************$80,000 $100,000       $50,000   $60,000
Here are the deduction rules if you are an active participant:
*If your AGI is any amount up to the Low Limit, your entire Traditional IRA contribution is deductible.
*If your AGI falls between the Low Limit and the High Limit, your contribution is partly deductible. You must figure out how much is deductible by using the calculations described herein.
*If your AGI is above the High Limit, your contribution is not deductible.

If you are in the partly deductible range (in between Low and High Limits), you can determine how much of your contribution is deductible using the following calculations:
(1) Insert your adjusted gross income (AGI)****************** _________________
(2) Insert the Low Limit that applies to you for the year (for 2003 is $40,000 for single taxpayers, $60,000 for married taxpayers filing jointly) ********************************* ________________ (3) Subtract line (2) from line (1)****************************________________ (4) Divide line (3) by
$10,000 (note that the for married joint filers you divide line (3) by $20,000 starting in 2007) *******________________ (5) Insert applicable IRA Annual Contribution Limit ($3,000 for your Traditional or Spousal IRA or $3,500 if age 50 or older) (6) Multiply line (4) by line (5) ******************************_______________ (7) Subtract line (6) from line
(5)****************************________________ (8) If line (7) is not evenly divided by $10, round it down to the nearest $10. ***************************************** _______________ (9) Enter the amount on line (8) or $200, whichever is greater. This is your deductible limit. Contributions up to this amount are deductible. Contributions above this amount are not deductible. ******************************************* _______________
For example, assume that in 2003 you make a $3,000 contribution to your Traditional IRA, a year in which you are an active participant in your employer's retirement plan. Also assume that your AGI is $66,555 and you are married and filing jointly. You would calculate the deductible portion of your contribution as follows: Determine amount by which your AGI exceeds the Low Limit of the partly deductible range: ($66,555-$60,000) = $6,555.00. Divide $ 6,555.00 by $10,000 = 0.6555. Multiply this by your IRA annual contribution limit ($3,000): 0.6555 x 3,000 = $1,966.50. Subtract $1,966.50 from your IRA annual contribution limit: ($3,000-$1,966.50) = $1,033.50. Round this down to the nearest $10 = $1,030. Your deductible contribution is the greater of this amount or $200. In this case, you may deduct $1,030 on your Federal income tax return. If you are under the special rule for high income married persons (those with joint income of over $150,000 or more) where only one is an active participant in an employer-sponsored retirement plan, the deduction phase out described above applies to the contribution for the non-active participant spouse. When using the formula, $150,000 is the Low Limit and $160,000 is the High Limit. Non-Deductible Contributions You can still make a full contribution to your Traditional IRA even if the entire contribution is not deductible. The earnings on your contribution will build up in your Northeast Investors Traditional IRA without income tax until distributed to you. This can make non-deductible contributions to your Northeast Investors Traditional IRA superior to other investment options. Of course, the combined total of deductible and nondeductible contributions must not exceed your IRA Annual Contribution Limit for the year. If you make any nondeductible contribution to a Traditional IRA for a particular tax year, you must report the amount of the nondeductible contribution on your Federal income tax return for the year. See IRS Form 8606.

Income Tax Credit for Contributions
Beginning in 2002, certain taxpayers (that is, age 18 or over, not a full-time student, not a dependent on someone else's return, and AGI in certain range) may be eligible to take a tax credit on their Federal income tax return for a portion of their Traditional IRA contributions (for qualifying taxpayers, the tax credit is also available for a portion of their contributions to a Roth IRA as well). This credit can reduce any Federal income tax you pay dollar-for-dollar. The amount of the credit you get is based on your IRA contributions and your credit percentage. The credit percentage can be as low as 10 % or as high as 50%, depending on your AGI--the lower your income, the higher the credit percentage.
The maximum contribution taken into account for the credit for an individual is $2,000. If you are married and filing jointly, the maximum contribution taken into account for the credit is $2,000 each for you and your spouse. The credit phases out and is not available to taxpayers with AGI exceeding $50,000 (married filing jointly), $37,500 (filing as a head of household), or $25,000 (single filer or married taxpayer filing separately).
The contribution amount used for calculating the credit may have to be reduced by any taxable distributions from a retirement plan or IRA that you or your spouse receive during the taxable year you claim the credit, during the two preceding years, or during the period after the end of the taxable year up to the due date for filing your return for that year. After these reductions, the maximum annual contribution eligible for the credit per person is $2,000. The amount of your credit in any year cannot exceed the amount of tax that you would otherwise pay (not counting any refundable credits or the adoption credit) in any year. If your tax liability is reduced to zero because of other nonrefundable credits, then you will not be entitled to the saver's credit. There are a number of other rules as well. For additional information, consult the IRS or a qualified professional.
INVESTMENTS
INVESTMENT CHOICES
Contributions to your Northeast Investors Traditional IRA may be invested in shares of Northeast Investors Trust or in shares of Northeast Investors Growth Fund. You may also invest part of each contribution in each fund. To indicate your choice, simply fill out and sign the Application Form and send it to Northeast Management & Research Company, Inc. with your contribution. Also, you can direct the custodian to exchange a specified number of the Northeast Investors Trust shares in your Traditional IRA to Northeast Investors Growth Fund, or vice versa.
Be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each as well as fees.
GROWTH OF YOUR ACCOUNT
Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares. Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the Trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution. Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund. In addition, shareholders may receive a capital gains distribution equal to substantially all of the Fund's net realized capital gains (reduced by any available capital loss carryforwards). Each share receives a proportionate amount of any dividend or distribution.
Because the net income of Northeast Investors Trust and of Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed.
For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

EXCESS CONTRIBUTIONS
An "excess contribution" occurs if you contribute more to your Traditional IRA or a spousal Traditional IRA for a year than the maximum allowed for that year. The excess is the difference between the amount you actually contributed and the maximum allowed.
Remember, an excess contribution results if you contribute above the IRA annual contribution limit for a year (for example, for 2003, $3,000 per IRA or $3,500 if age 50 or older), not the maximum deductible amount.
For example, if you contributed $3,500 to your own Traditional IRA for 2003 and are not age 50 or over, you would have a $500 excess contribution. Also, if you contribute in a year when you are not eligible (because you were age 70 1 /2 or you had no compensation or earned income), the entire contribution is an excess contribution. If you have an excess contribution, you must pay an IRS penalty tax of 6% of the excess contribution.
You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your Federal income tax return for the year for which the excess contribution was made. Net income on the excess must accompany the withdrawal.
Such a withdrawal is not treated as a taxable distribution from your Traditional IRA, but you must include net income on your tax return for the year for which the excess contribution was made. Also, if you are under age 59 1 /2 , you may have to pay an IRS premature withdrawal penalty equal to 10% of the amount of the net income, unless an exception applies.
If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. You will have to pay another 6% penalty tax in each subsequent taxable year during which the excess remains in your Traditional IRA.
You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Traditional IRA. To reduce the excess, simply contribute less than the maximum amount allowed in any later year. The difference between the maximum allowed and the amount you did contribute reduces the excess in your Traditional IRA dollar for dollar. Also, the amount by which you reduce the excess is treated as a contribution to your Traditional IRA in the later year and may be deductible on your tax return for the later year depending on your active participant status and AGI for the year.

WITHDRAWALS
TAXATION OF WITHDRAWALS
The tax treatment of withdrawals from your Traditional IRA depends on whether you made any non-deductible contributions. If you never made a nondeductible contribution, each withdrawal from your Traditional IRA will be included in your taxable income for the year of the withdrawal.
If you made non-deductible contributions (because of the active participant rules), each withdrawal is considered in part a return of your nondeductible contributions.
The non-deductible contributions returned are not subject to Federal income tax. The balance of the withdrawal is taxed. There are specific rules for determining the non-taxable part of a withdrawal. The year-end value of all your Traditional IRAs is added (with any withdrawals during the year added back for this purpose). Your withdrawals during the year are multiplied by a fraction. The numerator of the fraction is your total non-deductible contributions to your Traditional IRA (reduced by non-deductible contributions considered withdrawn in prior years) and the denominator is the year-end value of your Traditional IRAs. The resulting amount is the non-taxable part of the withdrawals. When doing these calculations, treat all your Traditional IRAs as one IRA. The rules for calculating the non-taxable part apply even if you keep separate Traditional IRAs for your deductible and non-deductible contributions and you take your entire withdrawal from the non-deductible Traditional IRA. You are responsible for keeping records of your deductible and nondeductible contributions so you can determine your income taxes correctly. Withdrawals from a Traditional IRA are not subject to the required 20% income tax withholding rules that apply to most distributions from qualified employer plans and 403(b) arrangements. Withdrawals are subject to income tax withholding unless you elect not to have withholding. The withdrawal authorization form has additional information about withholding.

WHEN CAN I MAKE WITHDRAWALS?
You can make withdrawals from your Traditional IRA at any time. Any taxable amounts you withdraw are included in your income for the year you receive them. If you withdraw any funds from your Traditional IRA before reaching age 59 1 /2 (except for certain withdrawals of excess contributions and certain substantially equal payments over the life expectancy of you, or you and a designated beneficiary), you must pay an IRS penalty tax of 10% of the "premature withdrawal" in addition to regular income taxes on the amount withdrawn. However, there are certain exceptions to the "premature withdrawal" penalties. These are described in the following paragraphs. If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered "disabled" if you are unable to engage in any substantial gainful activity because of a physical or mental impairment, which can be expected to result in death or to be of long-lasting or indefinite duration. If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty. The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of "eligible higher education expenses" or "eligible first-time homebuyer expenses" during the year. "Eligible higher education expenses" include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half time. The expenses may be for you or your spouse, child or grandchild.
"First-time homebuyer expenses" include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a "first-time homebuyer" for this purpose if he or she (and his or her spouse) did not own an interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first-time homebuyer expenses, regardless of the number of homes purchased. If your medical expenses in a year exceed 7 1 /2 % of your AGI for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax if the withdrawal is any amount up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt. Any amounts taken from your IRA under an IRS tax levy for unpaid taxes are not subject to the penalty. This exception applies only to an actual IRS tax levy; it does not apply, for example, if you withdraw money from your IRA in order to pay overdue taxes.

WHEN MUST I MAKE WITHDRAWALS?
You must make withdrawals from your Traditional IRA in amounts sufficient to meet the IRS' required minimum distribution rules starting when you reach age 70 1 /2 . Serious tax penalties can result from failing to satisfy these rules, so it is important for you to understand the rules and to satisfy their requirements. The first required distribution is for the calendar year in which you reach age 70 1 /2 . This distribution must be withdrawn by April 1 of the following calendar year. A minimum distribution for each subsequent year must be withdrawn by December 31 of that year. For example, if you reach age 70 1 /2 during 2003, you must withdraw the required minimum distribution for 2003 no later than April 1, 2004. You must withdraw the required minimum distribution for 2004 by December 31, 2004, the required minimum distribution for 2005 by December 31, 2005, and so on. New rules make it easier for you to calculate your required minimum distribution. Under these rules, an IRS uniform life expectancy table is used to determine required minimum distributions. The uniform table is based on the joint life expectancy of you and a beneficiary 10 years younger than you. (An actual joint life expectancy table may be used if your spouse is your sole beneficiary and is more than 10 years younger than you.) The required minimum distribution amount for a year is determined by dividing the balance in your Traditional IRA at the end of the prior year by the life expectancy factor for your age as shown on the uniform table. The life expectancy factor is determined using your attained age at the end of each distribution year. You are no longer required to elect whether or not to recalculate life expectancies because recalculation is built into the uniform table. Although the required minimum distribution rules have been, in some ways, simplified, they are still rather complex. Consult your tax advisor for assistance.
If you have more than one Traditional IRA, the required minimum is calculated separately for each IRA. However, the total minimum may be satisfied by withdrawals from any one or more of your Traditional IRAs as you choose (withdrawals from any Roth IRA you may have cannot be used to satisfy the minimum withdrawal requirements for your Traditional IRAs). If you have spousal Traditional IRAs, the rules for calculating the minimum required annual distribution from each spousal IRA is determined using the life expectancy factor for the spouse who established the IRA. You can receive installment payments larger than the minimum amount. However, if the amount distributed for any year is less than the minimum required amount, a penalty tax must be paid. The IRS penalty tax is 50% of the difference between the amount that should have been distributed and the amount that was distributed from your account. The IRS may waive the penalty tax if you can show that the shortfall was due to reasonable error and you are taking steps to remedy the shortfall.

METHODS OF WITHDRAWALS
You can withdraw the amount in your Traditional IRA in installment payments over a specified period that meets the IRS required minimum distribution rules. Or you can withdraw the total amount in one lump sum payment. Lump sum payments from a Traditional IRA do not receive the special tax treatment available in certain cases for lump sum distributions from most retirement plans. Therefore, it may be advantageous for you to withdraw the account in periodic installments. Amounts withdrawn are subject to withholding of Federal income tax unless you direct no withholding. The Withdrawal Authorization Form provides a space to elect against withholding, and contains additional information on withholding (see Tax Withholding Fee section herein).
To make a withdrawal or to establish a program of installment withdrawals, simply complete the Withdrawal Authorization Form and send the form to Northeast Management & Research Company, Inc.
Be sure to start withdrawals no later than the required beginning date to avoid penalties for insufficient withdrawals. You are responsible for meeting the minimum withdrawal rules; the custodian will not process any withdrawals without your written instructions. Also, remember that the minimum amount required to be withdrawn may change from year to year because of earnings or fluctuations in the value of the shares in your account or because you recalculated your life expectancy.
Therefore, if you have established a program of installment withdrawals, you should submit a new Withdrawal Authorization Form each year if you need (or want) to adjust the amount of each installment.
If tax, estate, or financial planning considerations affect the timing or amount of your Traditional IRA withdrawals, be sure to consult a qualified professional.

DEATH BENEFITS
You can name a beneficiary on the Designation of Beneficiary (Section 3 of the Application Form) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument.
If you die before all the funds held in your Traditional IRA has been distributed to you, the balance in your account will be paid to your beneficiary. Distribution may be in the form of a lump sum payment or periodic installments. The custodian of your Traditional IRA will make distributions to your beneficiary in accordance with his or her specific instructions.

Death After Required Beginning Date
If you die after your required beginning date under the required minimum distribution rules, the funds remaining in your Traditional IRA must be distributed to your designated beneficiary over the beneficiary's single life expectancy. Calculating the beneficiary's life expectancy is performed differently depending on whether the beneficiary is your surviving spouse or another person.

Death Prior to Required Beginning Date
If you die prior to your required beginning date, all the funds in your Traditional IRA must be completely distributed to your designated beneficiary by December 31 of the year containing the fifth anniversary of your death unless your designated beneficiary elects, no later than December 31 of the year following the year of your death, to receive funds from your Traditional IRA over a fixed period that is no longer than his or her single life expectancy. If your beneficiary is your surviving spouse, distribution of funds from your Traditional IRA can be made to him or her over a fixed period that is no longer than his or her life expectancy and commencing at any date prior to December 31 of the year in which you would have attained age 70 1 /2 . If your designated beneficiary is your surviving spouse, the spouse may also elect to rollover the funds in your Traditional IRA into his or her own account or treat your Traditional IRA as his or her own by making contributions to it. In this case, he or she is not required to make withdrawals from the Traditional IRA until April 1 following the year in which he or she reaches age 70 1 /2 . There are special rules if you have multiple designated beneficiaries or if you have designated a beneficiary that is not an individual (for example, a trust). The required minimum distribution rules for beneficiaries are complex. Failure to satisfy these rules may subject your beneficiary to an IRS penalty tax of 50% of the difference between the minimum required distribution to the beneficiary and the amount actually distributed for a year (unless the IRS waives or reduces the penalty tax because the beneficiary shows that the failure was due to reasonable cause and the beneficiary is taking reasonable steps to remedy the problem). Your beneficiary should consult a qualified professional to insure that the rules are being satisfied. The designation of a beneficiary to receive funds from your Traditional IRA at your death is not considered a transfer subject to Federal gift taxes. Any funds remaining in your Traditional IRA at your death would be includible in your estate for Federal estate tax purposes. TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE
Under certain circumstances, you can receive a distribution from one Traditional IRA, or from a qualified plan, a tax-sheltered annuity or another arrangement under Section 403(b) of the Code, or an eligible tax-deferred compensation plan maintained by a governmental employer under Section 457 of the Code, and deposit the amount received in another Traditional IRA without including the distribution in your income for Federal income tax purposes. Such a "tax-free rollover" must be completed within 60 days after you receive the distribution. A payment of your account balance under a qualified plan, 403(b) arrangement or an eligible 457 plan directly to a Northeast Investors Traditional IRA is a way to avoid the 20% income tax withholding requirements. Most distributions from qualified plans, 403(b) accounts (other than financial hardship withdrawals) or eligible 457 plans, are subject to 20% withholding unless paid directly to another qualified plan, 403(b) arrangement or 457 plan or to an IRA (this is called a "direct rollover").

There are complex, specific rules for each kind of transfer, so you should consult your tax advisor or the IRS if you have questions about the rules. Rollover contributions are not subject to the limits on annual contributions to a Traditional IRA. However, all amounts in your Traditional IRA, including rollover contributions, are subject to the rules discussed above concerning the time and method of withdrawal.

IRA-to-IRA Rollover
If you have another Traditional IRA (for example with a bank), you can withdraw all or part of the amount in that account and rollover all or part of the amount withdrawn to a Northeast Investors Traditional IRA. Or, you can withdraw all or part of the amount in your Northeast Investors Traditional IRA and rollover all or part of the amount withdrawn to another Traditional IRA or individual retirement annuity. The amount rolled over will not be subject to Federal income tax (or the 10% IRS premature withdrawal penalty) if you complete the rollover within 60 days after the withdrawal.
After making a rollover from one Traditional IRA, you must wait a full year (365 days) before you can make another such rollover from the same Traditional IRA. In addition, after Traditional IRA assets are rolled over from one Traditional IRA to another, a second rollover of the same assets cannot be made for a full year. As an alternative to a rollover, arrangements may be made for a direct transfer from your current Traditional IRA custodian or trustee to a Northeast Investors Traditional IRA. The one-year waiting period does not apply to direct transfers from one IRA custodian or trustee to another. You should not make a rollover or transfer from a Traditional IRA to a SIMPLE IRA. You may make a rollover or transfer from a Traditional IRA to a Roth IRA you establish. This will cause all taxable amounts rolled over or transferred to be taxed (a Roth IRA rule). Such rollovers (Traditional IRA to Roth IRA) are discussed more fully in the Northeast Investors Roth IRA kit.

Direct Transfer
As an alternative to a rollover, arrangements may be made for a direct transfer from your current Traditional IRA custodian or trustee to a Northeast Investors Traditional IRA. The one-year waiting period does not apply to direct transfers from one IRA custodian or trustee to another.

Rollovers From A Qualified Plan, 403(b) Arrangement Or Eligible 457 Plan To A Traditional IRA Most distributions from a qualified plan, 403(b) arrangement or an eligible 457 deferred compensation plan maintained by a governmental employer are now eligible for rollover to a Traditional IRA. The main exceptions are:
(payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary); (installment payments for a period of 10 years or more; (required distributions under the age 70 1 /2 rules; and (financial hardship withdrawals from a 401(k) plan, 403(b) arrangement or other plan. If you will receive an eligible rollover distribution from a qualified plan, 403(b) arrangement or eligible 457 plan or a distribution upon termination of such a plan, you can defer paying taxes by requesting the plan administrator or 403(b) sponsor to transfer the distribution amount directly to a Northeast Investors Traditional IRA in a direct rollover. Or, you may receive the distribution and roll it over to a Northeast Investors Traditional IRA within 60 days after you receive the distribution. However, unless you elect a direct rollover of your distribution, the person making payment MUST WITHHOLD 20% OF YOUR DISTRIBUTION for Federal income taxes. Your plan administrator or 403(b) sponsor will provide you with a notice concerning direct rollovers, regular 60-day rollovers and withholding taxes before you receive your distribution.

Rollover Of Traditional IRA Withdrawal To An Employer Qualified Plan Or 403(b) Arrangement

Generally speaking, withdrawals from your Traditional IRA may be rolled over to an employer's plan (this includes a tax-qualified plan such as a 401(k) plan, a 403(b) arrangement or an eligible governmental 457 plan.) arrangement.

Before 2002, the rules governing such rollovers were more restrictive. A Traditional IRA must have held no assets other than those that were previously distributed to you from a qualified plan (called a "conduit IRA"). Specifically, under the old rules a Traditional IRA could not contain any annual contributions by you (or your spouse). Starting in 2002, assets held in a Traditional IRA, whether originally rolled over from an employer plan or attributable to annual contributions, may be rolled over into an employer's plan. Such a rollover must be completed within 60 days after the withdrawal from your IRA.

Note that the employer plan must accept the rollovers.

Only amounts that would, absent the rollover, otherwise be taxable may be rolled over to an employer plan. In general, this means that after-tax contributions to a Traditional IRA may not be rolled over to an employer plan. However, to determine the amount an individual may roll over to an employer plan, all Traditional IRAs are taken into account. If the amount being rolled over from one Traditional IRA is less than or equal to the otherwise taxable amount held in all of the individual's Traditional IRAs, then the total amount can be rolled over into an employer plan, even if some of the funds in the Traditional IRA being rolled over are after-tax contributions.

Rollovers by a Surviving Spouse

If a surviving spouse receives a distribution from a qualified plan or 403(b) arrangement because of the employee/ spouse's death, the surviving spouse may be able to defer income taxes by having all or a part of the distribution transferred directly to a Traditional IRA established for the spouse. The rules governing rollovers are complicated. Be sure to consult your tax advisor or the IRS if you have any questions about rollovers.

SOME THINGS TO AVOID
Transactions between you and your Traditional IRA are not allowed. Specific "prohibited transactions" are listed in the Code. They include borrowing from your IRA, selling or exchanging property with your IRA and similar transactions.

If you engage in a prohibited transaction, your Traditional IRA will lose its tax-exempt status. The value of your account (except for any nondeductible contributions by you) will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 591/2.

If you use all or part of your Traditional IRA as security for a loan, the part so used will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

MAINTENANCE FEE AND OTHER CHARGES

Annual Maintenance Fee

Each year, a fee of $10.00 is charged to cover the cost of the custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc.

For your convenience, we offer a choice of two ways to pay this fee:

1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10.00 is automatically deducted from your IRA in December, and the deduction will be reflected in your year-end statement.

2. Payment by Check: You may send a check for $10 payable to Northeast Management & Research Co., Inc. at any time during the year to cover the maintenance fee.

If we do not receive a check for the maintenance fee during the year, we will automatically charge your account for the fee in December. If you terminate your Traditional IRA during a year, you must pay that year's fee or else it will be deducted from your account.

Tax Withholding Fee

A $10.00 fee is charged to your account each time you request tax withholding on any withdrawal. Separate withholding fees apply for Federal and state tax withholding. Please take note this fee is automatically deducted at the time of the withdrawal.

Northeast Investors Trust Fee

The trustees of Northeast Investors Trust are entitled to receive an annual fee equal 1/2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1/8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trust's investment portfolio and other assets, less all liabilities except accrued trustees' fees.

The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but the trustees may change this policy without notice to the shareholders.


For further information on the trustees' annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund Fee

Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. ("NMR") under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3/4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such daily average net assets in excess of $30,000,000.

Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders' meetings, and certain other expenses. For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

STATE TAX RULES

The tax rules discussed in this Disclosure Statement are based on Federal tax law. Tax treatment of Traditional IRAs under state law varies from state to state. You should check with your tax advisor or state revenue or tax department with regard to the applicable tax laws of your state.

For purposes of the Massachusetts income tax on residents, contributions to a Traditional IRA are not deductible. Dividends and other income received by your IRA are not currently taxed. Excess contributions, early withdrawals and late withdrawals are not subject to any penalties or special taxes in Massachusetts. Withdrawals are not included in income in the year received until the amount withdrawn equals the amount of your contributions. A transaction which is a tax-free rollover for Federal tax purposes will also be tax-free for Massachusetts tax purposes.

Non-residents of Massachusetts are not liable for Massachusetts income tax on amounts earned by or withdrawn from a Northeast Investors Traditional IRA. For advice on treatment of Traditional IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS

If you owe an IRS penalty tax for an excess contribution, a premature withdrawal, or the failure to withdraw the required minimum amount, you must file Form 5329 with your individual tax return. If your only Traditional IRA transactions in a year are your contributions or withdrawals from the account, you need not file Form 5329.

Northeast Investors Traditional IRA Custodial Agreement

Articles I through VII of this Northeast Investors Traditional IRA Custodial Agreement (the "Agreement") are substantially in the form promulgated by the Internal Revenue Service (the "IRS") in Form 5305-A (Revised March 2002) for establishing an individual retirement custodial account (the "IRA" or "custodial account").

Article I

Except in the case of a rollover contribution described in Section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or 457(e)(16) of the Internal Revenue Code (the
"Code"), an employer contribution to a simplified employee pension plan as described in Code Section 408(k), or a recharacterized contribution described in Code Section 408A(d)(6), the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached age 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000 for 2008 and
thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

Article II

The depositor's interest in the balance in the custodial account is nonforfeitable.

Article III

1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Code Section 408(a)(5)).

2. No part of the custodial account funds may be invested in collectibles (within the meaning of Code Section 408(m)) except as otherwise permitted by Code Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with Code Section 408(a)(6) and the regulations thereunder, the provisions of which are herein incorporated by reference.

2. The depositor's entire interest in the custodial account must be, or begin to be, distributed not later than the depositor's required beginning date, April 1 following the calendar year in which the depositor reaches age 701/2. By that date, the depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:

(a) a single sum, or

(b) payments over a period not longer than the life of the depositor or the joint lives of the depositor and his or her designated beneficiary.

3. If the depositor dies before his or her entire interest is distributed to him or her, the remaining interest will be distributed as follows:

(a) If the depositor dies on or after the required beginning date and:

(i) the designated beneficiary is the depositor's surviving spouse, the remaining interest will be distributed over the surviving spouse's life expectancy as determined each year until such spouse's death, or over the period in paragraph (a)(iii) below if longer. Any interest remaining after the spouse's death will be distributed over such spouse's remaining life expectancy as determined in the year of the spouse's death and reduced by 1 for each subsequent year, or, if distributions are being made over the period in paragraph (a)(iii) below, over such period.

(ii) the designated beneficiary is not the depositor's surviving spouse, the remaining interest will be distributed over the beneficiary's remaining life expectancy as determined in the year following the death of the depositor and reduced by 1 for each subsequent year, or over the period in paragraph (a)(iii) below if longer.

(iii) there is no designated beneficiary, the remaining interest will be distributed over the remaining life expectancy of the depositor as determined in the year of the depositor's death and reduced by 1 for each subsequent year.

(b) If the depositor dies before the required beginning date, the remaining interest will be distributed in accordance with (i) below or, if elected or there is no designated beneficiary, in accordance with (ii) below:

(i) The remaining interest will be distributed in accordance with paragraphs
(a)(i) and (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), starting by the end of the calendar year following the year of the depositor's death. If, however, the designated beneficiary is the depositor's surviving spouse, then this distribution is not required to begin before the end of the calendar year in which the depositor would have reached age 701/2. But, in such case, if the depositor's surviving spouse dies before distributions are required to begin, then the remaining interest will be distributed in accordance with (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), over such spouse's designated beneficiary's life expectancy, or in accordance with (ii) below if there is no such designated beneficiary.

(ii) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositor's death.

4. If the depositor dies before his or her entire interest has been distributed and if the designated beneficiary is not the depositor's surviving spouse, no additional contributions may be accepted in the custodial account.

5. The minimum amount that must be distributed each year, beginning with the year containing the depositor's required beginning date, is known as the '`required minimum distribution" and is determined as follows:

(a) The required minimum distribution under paragraph 2(b) for any year, beginning with the year the depositor reaches age 701/2, is the depositor's custodial account value at the close of business on December 31 of the preceding year divided by the distribution period in the uniform lifetime table in Treasury Regulation Section 1.401(a)(9)-9. However, if the depositor's designated beneficiary is his or her surviving spouse, the required minimum distribution for a year shall not be more than the depositor's custodial account value at the close of business on December 31 of the preceding year divided by the number in the joint and last survivor table in Treasury Regulation Section 1.401(a)(9)-9. The required minimum distribution for a year under this paragraph
(a) is determined using the depositor's (or, if applicable, the depositor and spouse's) attained age (or ages) in the year.

(b) The required minimum distribution under paragraphs 3(a) and 3(b)(i) for a year, beginning with the year following the year of the depositor's death (or the year the depositor would have reached age 701/2, if applicable under paragraph 3(b)(i)) is the custodial account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Treasury Regulation Section 1.401(a)(9)-9) of the individual specified in such paragraphs 3(a) and 3(b)(i).

(c) The required minimum distribution for the year the depositor reaches age 701/2 can be made as late as April 1 of the following year. The required minimum distribution for any other year must be made by the end of such year.

6. The owner of two or more traditional IRAs may satisfy the minimum distribution requirements described above by taking from one traditional IRA the amount required to satisfy the requirement for another in accordance with the regulations under Code Section 408(a)(6).

Article V

1. The depositor agrees to provide the custodian with all information necessary to prepare any reports required by Code Section 408(i) and Treasury Regulations Sections 1.408-5 and 1.408-6.

2. The custodian agrees to submit to the IRS and depositor the reports prescribed by the IRS.

Article VI

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles inconsistent with Code Section 408(a) and the related regulations will be invalid.

Article VII

This agreement will be amended as necessary to comply with the provisions of the Code and the related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

Article VIII

1. The amount of each contribution credited to the depositor's individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the depositor's residence) in accordance with instructions of the depositor given under Section 3 below. The custodian (or Northeast Management & Research Company, Inc. ("NMR") acting as agent for the custodian under Section 16 of this
Article VIII) may retain the depositor's initial deposit for a period of up to ten (10) days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The depositor may revoke the newly established custodial account by written notice to the custodian received by the custodian within seven (7) calendar days after the depositor received the Northeast Investors Traditional IRA Disclosure Statement. Upon revocation, the amount of the depositor's initial deposit will be returned to him or her.

2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the depositor's custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the depositor's custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.

In the event that any fund held in the custodial account is liquidated or is otherwise made unavailable by NMR as a permissible investment for a custodial account hereunder, the liquidation or other proceeds of such fund shall be invested in accordance with the instructions of the depositor. If the depositor does not give such instructions, or if such instructions are unclear or incomplete in the opinion of NMR, NMR may invest such liquidation or other proceeds in such other fund (including a money market fund if available) as the NMR designates, and neither the NMR nor the custodian will have any responsibility for such investment.

3. For each contribution, the depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds. The depositor shall make such designation on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.

4. Subject to the minimum initial or additional investment and minimum balance requirements of the funds, the depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the depositor's custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast investors Growth Fund shares in the depositor's custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust. The depositor shall give such directions on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.

5. The depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the depositor's custodial account after his or her death. The depositor may specify time and manner of payment of such balance (subject to the requirements of the preceding Articles of this agreement) or may permit the beneficiary to determine when to make withdrawals (subject to such requirements satisfaction of which shall be the beneficiary's responsibility). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the depositor and must be filed with the custodian. The depositor may revoke or change such designation in like manner, at any time and from time to time. If, in the opinion of the custodian or NMR, any designation of beneficiary is unclear or incomplete, in addition to any other documents or assurances the custodian may request under this agreement, the custodian or NMR shall be entitled to request and receive such clarification or additional instructions as the custodian in its discretion deems necessary to determine the correct beneficiary(ies) following the depositor's death. The form designating the beneficiary(ies) may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term "beneficiary" shall then mean the depositor's estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the custodian before such distribution is to commence, provided it was received by the custodian (or deposited in the United States mail or with a reputable delivery service) during the depositor's lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. Subject to the requirements of the preceding Articles of this agreement, the depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.

Following the depositor's death, the designated beneficiary may designate a further beneficiary to receive any balance remaining in the custodial account following the death of the first beneficiary, but the required period for payment of the custodial account following the first beneficiary's death will not be extended.

6. The custodian shall forward to the depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the depositor's custodial account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the custodial account except in accordance with the written instructions of the depositor (or beneficiary where applicable).

7. The custodian's fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the custodial account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the depositor, be paid from the account.

8. The custodian shall make distributions from the custodial account at such times and in such manner as the depositor directs in writing, subject to the requirements of the preceding Articles of this agreement.

9. It shall be the sole responsibility of the depositor to determine the time and amount of contributions to the custodial account, the time, amount and manner of payment of distributions from the account, the Federal income tax deductibility of any contributions to the account and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the depositor (or beneficiary) does not direct the custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the depositor (or beneficiary) is meeting any applicable minimum distribution requirements from another individual retirement arrangement maintained by the depositor (or beneficiary) and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the depositor or any other person resulting from contributions to or distributions from the depositor's custodial account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the depositor's custodial account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.

If in the judgment of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the depositor's custodial account, NMR and the custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay.

The depositor understands and acknowledges that (i) all distributions from depositor's custodial account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the custodian and will not reflect accounts not under the control of the custodian, (ii) that consequently, the tax treatment may vary depending on whether the depositor has IRA accounts with other custodians, and (iii) that the depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due. 10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the custodian shall not be responsible for any loss or diminution in the value of the depositor's custodial account arising out of the depositor's establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the depositor (or beneficiary).
11. Whenever the depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the depositor (or beneficiary) which under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose). 12. This Agreement (and the depositor's custodial account) shall terminate upon the complete distribution of the custodial account to the depositor or his or her beneficiaries or to a successor individual retirement account or annuity, to a qualified plan, to an annuity or custodial account under Code Section 403(b), or to an eligible deferred compensation plan of a governmental employer under Code
Section 457. The custodian shall have the right to terminate this custodial account upon ninety (90) days notice to the depositor, or to his or her beneficiaries if he or she is then dead. In such event, upon expiration of such 90 day period, the custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, qualified plans, or annuities or custodial accounts as the depositor (or his or her beneficiaries) shall designate, or, in the absence of such designation, to the depositor, or, if he or she is then dead, to the beneficiaries as their interests shall appear.
13. The custodian may resign at any time upon ninety (90) days' notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days' notice in writing to the custodian. By agreement between them, the custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian which satisfies the requirements of Code
Section 408, and the depositor (or beneficiary) is deemed to have consented to such appointment.
14. Upon receipt by the custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the custodian shall transfer to such successor the assets of the custodial account and all records pertaining thereto. The custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the custodial account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Code Section 408). 15. If, within sixty (60) days after the custodian's resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII. 16. The custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the custodian will be deemed a reference to the agent designated to perform the particular duty. 17. Any notice sent from the custodian to the depositor, or to his or her beneficiaries if he or she is deceased, shall be effective if sent by mail to him, her or them at his, her or their last address(es) of record as provided to the custodian.
18. Any distribution from the custodial account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the custodian's records, and such distribution shall to the extent of the amount thereof completely discharge the custodian's liability for such payment.
19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.
20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts (without regard to its laws governing conflict of laws or choice of law).
21. The depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.
22. "Custodian" means the person serving as the custodian of the individual retirement account established hereby. "Custodial account" means the individual retirement account established using the terms of this Northeast Investors Traditional IRA Custodial Agreement and the Northeast Investors Traditional IRA Application Form. "Depositor" means the person for whose benefit the custodial account was established.
23. Articles I through VII of this Agreement are in the form promulgated by the IRS. It is anticipated that, if and when the IRS promulgates changes to IRS Form 5305-A, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Code or regulations or rulings thereunder, the custodian and NMR may operate the depositor's custodial account in accordance with such requirements to the extent that the custodian and/or NMR deem necessary to preserve the tax benefits of the account. 24. The depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

NORTHEAST INVESTORS
TRADITIONAL IRA APPLICATION FORM 1 Depositor Information Please print clearly in CAPITAL LETTERS

First   Name    Middle  Initial         Last Name

Social Security Number   Date of Birth

Street Address  Apartment or Box Number

City    State   Zip Code

Daytime Telephone Number        Evening Telephone Number

E-mail Address

2 Type of IRA and Amount of Investment
Please indicate the type of IRA that is to be opened by writing the amount of your investment under the fund that you wish to invest in.
 Traditional IRA Contribution for Tax Year
Should not exceed your IRA annual contribution limit for the year. ( See the Disclosure Statement for the limits in effect for different years.). The minimum initial investment is $500 per fund.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

SEP IRA Contribution for Tax Year
Simplified employee pension plan ("SEP") contribution. Attach a copy of your employer's IRS Form 5305-SEP to your application.
Check as applicable: n Employer contribution n Employee contribution

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

Spousal Traditional IRA Contribution for Tax Year
 If your spouse has less compensation or earned income than you, you may establish spousal

Traditional IRAs (one for you and one for your spouse) and contribute up to the IRA annual contribution limit in effect for the year to each spouse's IRA if you have this much compensation or earned income. Complete a separate Application Form for each spousal Traditional IRA.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $



 Transfer or Rollover of Existing IRA
Transfer of existing Traditional IRA directly from current custodian or trustee or a rollover within 60 days after withdrawing from existing Traditional IRA.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Transfer or Rollover of Employer Plan, 403(b) Account or Eligible 457 Plan Transfer ("direct rollover") of existing qualified employer plan, 403(b) account or eligible governmental 457 deferred compensation plan, or a regular rollover of account within 60 days after distribution to you.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Transfer or Rollover of SIMPLE IRA
Transfer or regular rollover (within 60 days after distribution to you) from existing SIMPLE IRA. Caution: Do not transfer to this Traditional IRA from a SIMPLE IRA during the first two years after the SIMPLE IRA was established.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Recharacterization of Existing Roth IRA
Undoing a conversion of a Traditional IRA to a Roth IRA by reconverting the Roth IRA back into a Northeast Investors Traditional IRA. Give current Roth IRA Account No.:
Indicate amount recharacterized, if less than entire account balance: $ (If no amount is inserted here, we will recharacterize the entire account balance).
 With another custodian or trustee: complete the Northeast Investors Traditional IRA
Transfer/Direct Rollover of Current Retirement Assets Form.
3 Designation of Beneficiary
If you do not choose to designate a beneficiary for your Traditional IRA or if no designated beneficiary survives you, your Traditional IRA will go to your estate (unless otherwise provided by the laws of your state of residence). You may change your designation of beneficiary or beneficiaries by filing a new designation of beneficiary with Northeast Management & Research Company, Inc. Any such subsequent designation will revoke all prior designation(s), even if the subsequent designation does not dispose of your entire account. Please note that the selection of a beneficiary can have important estate and tax planning consequences. Accordingly, consult a competent professional if needed. Also, consult your attorney if you are a resident of a community or marital property state for legal requirements. As depositor, I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentage otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust).

Primary Beneficiary or Beneficiaries:
Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.

Name                                    Social Security Number

Address


Relationship                            Date of Birth %*


Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Contingent Beneficiary or Beneficiaries:
If no primary beneficiary is living at my death, pay the Account to the contingent beneficiary or beneficiaries named below who are living at my death.


Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Name                                    Social Security Number

Address

Relationship                            Date of Birth           %*


Name                                    Social Security Number

Address

Relationship                            Date of Birth           %*

*Shares for each IRA's beneficiary must add up to 100%. Please do not indicate fractional percentages (for example, if there are three beneficiaries, indicate 33%, 33% and 34%).

4 Signature

I hereby adopt with the custodian this Northeast Investors Traditional Individual Retirement Account under Internal Revenue Code Section 408(a), using the Northeast Investors Traditional IRA Custodial Agreement (which is incorporated by reference). Once the custodian acknowledges receipt of this form, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Traditional IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct.


Signature Date If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account application.

Note: Please send all checks, a completed Application Form and any other forms and/or related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.

NORTHEAST INVESTORS
TRADITIONAL IRA TRANSFER/DIRECT ROLLOVER OF
CURRENT RETIREMENT ASSETS FORM

                                                Instructions:

To transfer an existing IRA or to make a direct rollover of eligible funds from your employer's qualified plan, 403(b) arrangement or governmental employer eligible deferred compensation plan, complete this authorization form and send it to Northeast Management & Research Co., Inc. with the other documents establishing your Northeast Investors Traditional IRA.

IMPORTANT: If you are now receiving minimum distributions in accordance with the age 70 1 /2 rules, be sure that the amount to be transferred does not include any amounts which are required to be distributed to you; also, you should be sure to file a Withdrawal Authorization Form with Northeast Investors indicating the amount that should be distributed to you annually under the age 70 1 /2 rules to avoid possible penalties.

To:
Name of Current Trustee/Custodian/Plan Administrator


Address


Telephone Number

Re:

Name Appearing on Your Current Account


Your Address


Your Current Account Number

INSTRUCTIONS TO CURRENT TRUSTEE/CUSTODIAN PLAN
ADMINISTRATOR:

Please transfer or direct rollover (if qualified plan, 403(b) or 457 assets) the following amount to my Northeast Investors Traditional IRA (payee and address directions are at the bottom of this form):

Liquidate all assets and transfer the proceeds
Liquidate       shares and transfer the proceeds
Transfer $

This transfer is to be executed from fiduciary to fiduciary in a manner that will not place me in actual or constructive receipt of any of the transferred assets. (However, please note that direct rollovers are subject to IRS reporting.) A completed IRA application must accompany this form unless you already have a Northeast Investors Traditional IRA.


Your Signature*                                         Date

If you want the funds transferred directly to your existing Traditional IRA with Northeast Investors, please indicate your account number

*Please ask your present trustee or custodian if a signature guarantee is required.

CURRENT ACCOUNT TYPE:

        Rollover IRA n SIMPLE-IRA n 403(b)
        Traditional IRA n Qualified Plan n Eligible 457 Plan
        SEP-IRA

                         (Below Line for Bank Use Only)
----------------------------------------------------------------------
Investors Bank & Trust Company, as (successor) custodian of the above individual's Northeast Investors Traditional IRA retirement account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Traditional IRA meets the requirements of Code Section 408(a) and is qualified to receive the transfer or direct rollover requested above.

                                Investors Bank & Trust Company,
                                Custodian


Date:                                                   By:

To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Company, Inc. Address for checks, forms, etc.: Northeast Management & Research Co., Inc., 50 Congress Street, Suite 1000, Boston, MA 02109-4096. If you have any questions please call 1-617-523-3588 or 1-800-225-6704.

NORTHEAST INVESTORS

UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM

1. Depositor Information

Please print clearly in CAPITAL LETTERS

First Name              Middle Initial          Last Name


Social Security Number                          Date of Birth


Street Address          Apartment or Box Number


City                    State                   Zip Code


Daytime Telephone Number        Evening Telephone Number


E-mail Address


Account Owner's Account Number

2. Type of Withdrawal (Check One):

NORMAL Individual is over age 59 1 /2 .

REQUIRED Individual is age 70 1 /2 or older (Non-Roth IRAs only).

DISABILITY Individual certifies that the individual is disabled and therefore unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to be of long continued or indefinite duration or to result in death.

PREMATURE Individual is under age 59 1 /2 and not disabled. The individual acknowledges that this withdrawal may involve a 10% Federal penalty tax on the taxable amount withdrawn, in addition to the inclusion of the taxable amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.

DEATH Each beneficiary of a deceased individual must complete this form, have his or her signature guaranteed, and enclose a certified copy of the death certificate. If the beneficiary is not a named individual, the legal representative must complete this form, have his or her signature guaranteed, and enclose a copy of his or her court appointment and a certified copy of the death certificate.


PREMATURE/LIFE EXPECTANCY Individual is under age 59 1 /2 and elects substantially equal periodic payments over his or her life expectancy or joint life expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59 1 /2 or five
(5) years from the date of the first payment, the IRS may impose a 10% penalty on all payments received prior to age 59 1 /2.

MEDICAL EXPENSES The individual certifies that the amount withdrawn does not exceed the individual's deductible medical expenses for the year of the withdrawal (generally speaking, medical expenses paid during a year are deductible if they are not by health insurance and they exceed 7.5% of the individual's adjusted gross income for that year).

HEALTH INSURANCE PREMUIMS The individual certifies that (i) the amount withdrawn does not exceed the amount the individual paid for health insurance coverage for the individual and/or the individual's spouse or dependents, (ii) the individual received state or Federal unemployment compensation benefits for at least 12 weeks, (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.

ELIGIBLE HIGHER EDUCATION EXPENSES The individual certifies that the amount withdrawn does not exceed eligible higher education expenses. These are expenses for tuition, fees, books and supplies necessary to attend an institution for postsecondary education. Room and board are eligible expenses for students attending at least half-time. The student may be the individual, individual's spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.


ELIGIBLE FIRST TIME HOME BUYER EXPENSES The individual certifies that the amount withdrawn does not exceed eligible first-homebuyer expenses. These include costs of purchase, construction or reconstruction of a principal residence (including normal settlement, financing or closing costs). The homebuyer may be the individual, the individual's spouse, or the child, grandchild, parent or grandparent of the individual or individual's spouse. A "first-time homebuyer" is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period immediately preceding the home purchase. The expenses must be paid within 120 days after the withdrawal. There is a $10,000 lifetime limit on eligible first-time homebuyer expenses for any individual.

OTHER
3. Method of Withdrawal (Check One):

Total Withdrawal (Account               Periodic Withdrawal of $
Termination)

Quarterly Dividends                     Data of Transaction (1st, 10th,
                                        15th, 25th)

Partial Withdrawal of                   Monthly
$                                       Quarterly (January, April,
                                        July, October)
                                        Quarterly (February, May,
                                        August, Nov.)
                                        Quarterly (March, June, Sept.,
                                        Dec.)
If you wish to receive distributions based upon your life expectancy, please call our office at 1-617-523-3588 or 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.


4. Form of Withdrawal (Check One):

CASH (Liquidation)

IN KIND (Shares of Northeast Investors Trust and/or Northeast Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application. For existing accounts, please include A/C# .

Electronic Funds Transfer/ACH. To have funds electronically transferred for periodic payments only, your bank must be an Automated Clearing House (ACH) member and you must attach a voided check or deposit slip including your bank routing number.

5. Withholding Election (Check One):

(See the Tax Information below)

I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

Please withhold $ from each withdrawal for Federal Income Tax ($10.00 Tax withholding fee charged each time).

Please withhold $ from each withdrawal for State Income Tax ($10.00 Tax withholding fee charged each time).

6. Tax Information:

Withdrawals from an IRA (other than non-taxable direct transfers to another IRA, nontaxable rollovers to another IRA or plan, or withdrawals of nondeductible contribution amounts) are subject to Federal income tax withholding unless you elect no withholding when completing this withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to Federal income tax (see the Northeast Investors Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as Federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence.

If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawal, you may have to pay estimated tax.

Insufficient payments of estimated tax may result in penalties.

If you have a Massachusetts address and have Federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding. Please contact Northeast Management & Research Company, Inc. if you wish to have us send you IRS Form W-4P or Massachusetts Form M-4P.

The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigned's responsibility to determine correctly the amount of tax that may be due based on all IRA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management and Research Co., Inc.) from any losses or expenses incurred if such information is not correct. The undersigned acknowledges that it is his or her responsibility to properly calculate, report, and pay all taxes due with respect to the withdrawal specified above.



Signature**                                             Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association.

Notarizing or witnessing will not suffice.

Note: Please send this completed Northeast Investors Universal IRA Withdrawal Authorization Form and any related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096.

If you have any questions please call us at 617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.